UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: November 30

(MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund only)

Date of reporting period: November 30, 2018

FORM N-CSR

The information presented in this Form N-CSR relates solely to the

MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay

Cushing Energy Income Fund, each a series of the Registrant.

Item 1.    Reports to Stockholders.

MainStay Cushing® Funds

Message from the President and Annual Report

November 30, 2018

MainStay Cushing® Energy Income Fund

MainStay Cushing® MLP Premier Fund

MainStay Cushing® Renaissance Advantage Fund

Beginning on January 1, 2021, paper copies of MainStay Fund annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-months ended November 30, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among industry sectors, health care and consumer discretionary led the market’s advance, followed by information technology. Basic materials underperformed broad market averages by the greatest margin, with energy and financials lagging to a lesser degree. Communications services, real estate, consumer staples, industrials and utilities ended the reporting period with relatively small gains and losses.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market throughout the reporting period. The energy sector generally kept pace with the broader market for most of the reporting period, benefiting from the underlying economic growth and resulting demand for energy that supported other cyclical sectors. Favorable industry conditions included declining U.S. production costs and rising U.S. production totals, together with strengthening global petroleum and natural gas pricing.

October and November 2018 proved particularly volatile for the markets. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019. Among U.S. industries, the energy sector suffered the steepest declines, undermined by supply pressures and falling petroleum prices. By the end of the reporting period, the price for a barrel of benchmark West Texas Crude had plunged from a high for the year of $74.15 to under $50. Although natural gas prices rose during the closing months of the reporting period, energy-related stocks responded more strongly to the price of petroleum, as had historically been the case.

Economic growth rates in the rest of the world lagged the United States. Despite gradual improvements in the decade since the 2007-2008 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest gross domestic product (GDP) growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Although domestic stocks benefited from U.S. economic growth, bonds delivered mixed results in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate four times during the reporting period, from 1.25% in November 2017 to 2.25% a year later. Since bond prices generally respond inversely to interest rates, prices tended to fall as rates rose. All types and durations of bonds struggled in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended November 30, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay Cushing Energy Income Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year Ended November 30, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	7/2/2012	–8.56 –3.24%	–21.39 –20.49%	–16.71 –15.97%	1.67 1.67%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	7/11/2014	–8.69 –3.38	–25.66 –24.70	–25.66 –24.70	1.79 1.79
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charge Excluding sales charge	7/2/2012	–4.89 –3.97	–21.16 –21.16	–16.65 –16.65	2.54 2.54
Class I Shares[3]	No Sales Charge		7/2/2012	–2.91	–20.29	–15.76	1.42

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® Energy Income Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® Energy Income Fund commenced operations on July 2, 2012.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	6.27%	11.12%	13.96%
S&P 500® Energy Index[5]	–1.63	–2.37	2.24
Morningstar Equity Energy Category Average[6]	–9.49	–10.19	–2.48

4.

The S&P 500® Index is the Fund’s primary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Energy Index is the Fund’s secondary benchmark. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified as members of the GICS® Energy Sector.

6.

The Morningstar Equity Energy Category Average is representative of funds that invest primarily in equity securities of U.S. or non-U.S. companies who conduct business primarily in energy-related industries. This includes and is not limited to companies in alternative energy, coal, exploration, oil and gas services, pipelines, natural gas services, and refineries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Cushing Energy Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Cushing Energy Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from June 1, 2018, to November 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from June 1, 2018, to November 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended November 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 6/1/18	Ending Account Value (Based on Actual Returns and Expenses) 11/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$871.70	$6.80	$1,017.80	$7.33	1.45%

Investor Class Shares	$1,000.00	$870.30	$7.45	$1,017.10	$8.04	1.59%

Class C Shares	$1,000.00	$868.80	$11.01	$1,013.29	$11.86	2.35%

Class I Shares	$1,000.00	$872.30	$5.63	$1,019.05	$6.07	1.20%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 183 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of November 30, 2018(1) (Unaudited)

(Expressed as a Percentage of Total Investments)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of November 30, 2018 (excluding short-term investments) (Unaudited)

1.	Cabot Oil & Gas Corporation

2.	Energy Transfer, L.P.

3.	Total S.A.

4.	GasLog Partners, L.P.

5.	BP PLC
6.	Royal Dutch Shell PLC

7.	DCP Midstream Partners, L.P.

8.	Suncor Energy, Inc.

9.	EOG Resources, Inc.

10.	Targa Resources Corporation

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	MLPs and Related Companies
(3)	Common Stocks
(4)	Fixed Income

8	MainStay Cushing Energy Income Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Nick English of Cushing Asset Management, LP, the Fund’s Subadvisor.

How did MainStay Cushing Energy Income Fund perform relative to its benchmarks and peer group during the 12 months ended November 30, 2018?

For the 12 months ended November 30, 2018, Class I shares of MainStay Cushing Energy Income Fund returned –2.91%, underperforming the 6.27% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares underperformed the –1.63% return of the S&P 500® Energy Index, which is the Fund’s secondary benchmark, and outperformed the –9.49% return of the Morningstar Equity Energy Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s investment strategy is focused exclusively on investments in companies involved in the energy sector. By comparison, the S&P 500® Index tracks the performance of stocks in a wide variety of sectors. The largest factor that affected the Fund’s relative performance during the reporting period was the change in energy commodity prices throughout the year. West Texas Intermediate crude oil prices decreased by 12.7% for the reporting period while natural gas prices increased by an impressive 50.7%. Energy stocks have historically tended to be more sensitive to changes in crude oil prices than natural gas prices. For the reporting period, energy stocks within the Index returned –2.41%.

During the reporting period, which subsectors were the strongest positive contributors to the Fund’s relative performance and which subsectors were particularly weak?

The subsector making the strongest positive contribution to the Fund’s performance relative to the S&P 500® Index during the reporting period was integrated oil, followed by midstream. (Contributions take weightings and total returns into account.) The weakest performing subsector during the reporting period was exploration & production. The Fund’s allocation to bonds also detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance were Energy Transfer Partners, L.P., Equinor ASA and RSP Permian Inc. Energy Transfer Partners benefited from better than expected earnings and was consolidated into its parent entity, Energy Transfer, L.P. As of the end of the period, the holding remained in the Fund. The Fund sold its position in Equinor after it performed well and hit our price target. RSP Permian was acquired by Concho Resources Inc., which the Fund then exited.

The biggest detractors from the Fund’s absolute performance were bonds of Sanchez Energy Corp, preferred shares of Kinder Morgan Inc. and equity holdings in Extraction Oil & Gas Inc. Sanchez Energy bonds suffered as the company posted three consecutive quarters of disappointing results and reduced liquidity. Kinder Morgan preferred shares were converted into common equity shares of Kinder Morgan Inc. and then sold from the Fund. Extraction Oil & Gas suffered from the rapid decline in crude oil prices late in the Fund’s fiscal year and remained a holding as of the end of the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

Two of the Fund’s largest purchases during the period were Occidental Petroleum Corp. and Viper Energy Partners. The Fund bought Occidental Petroleum as we favored large-cap exploration & production (E&P) companies with dividends and an ability to generate free cash flow. The Fund initiated a position in Viper Energy as a way to gain exposure to multiple Permian Basin operators with prime acreage positions, as well as to take advantage of the stock’s relatively high and growing yield.

The Fund’s largest sales during the period included Equinor ASA and Concho Resources. The Fund exited its Equinor position as the stock performed well and hit our price target; proceeds were allocated to U.S. onshore E&P companies. The Fund sold most of its exposure in Concho to reduce exposure to an anticipated drop in Permian Basin oil prices.

How did the Fund’s subsector weightings change during the reporting period?

During the period, the Fund increased exposure to large-cap exploration & production companies as well as oil & gas royalty stocks (i.e. companies that own mineral rights on land and thereby share in oil and gas produced by other companies on that acreage). The Fund reduced exposure to integrated oil companies and to midstream companies.

How was the Fund positioned at the end of the reporting period?

As of the end of the period, the Fund favored positions in integrated oil, large-cap exploration & production and midstream companies. As of the same date, the Fund held relatively little exposure to small- and mid-cap exploration & production companies.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments November 30, 2018

	Shares	Value
Common Stocks 66.5%†
Exploration & Production 53.6%
Canada 6.8%
Suncor Energy, Inc.	58,733	$1,896,489
Vermilion Energy, Inc.	26,937	670,192
France 5.8%
Total S.A.	39,358	2,188,698
Netherlands 5.5%
Royal Dutch Shell PLC	34,147	2,062,479
United Kingdom 5.6%
BP PLC	51,713	2,086,620
United States 29.9%
Cabot Oil & Gas Corporation	105,077	2,643,737
Chevron Corporation	12,000	1,427,280
EOG Resources, Inc.	17,356	1,793,048
Extraction Oil & Gas, Inc. (a)	78,579	447,900
Noble Energy, Inc.	47,455	1,126,582
Occidental Petroleum Corporation	20,106	1,412,849
Parsley Energy, Inc. (a)	53,649	1,079,954
Pioneer Natural Resource Company	8,990	1,328,273

		20,164,101

Large Cap Diversified C Corps 4.7%
United States 4.7%
ONEOK, Inc.	29,000	1,781,470

Natural Gas Gatherers & Processors 4.8%
United States 4.8%
Targa Resources Corporation	40,082	1,788,860

Oil & Gas Refining & Marketing 2.4%
United States 2.4%
WPX Energy, Inc. (a)	66,000	920,700

Upstream 1.0%
Canada 1.0%
Enerplus Corporation	40,000	385,200

Total Common Stocks (Cost $22,821,518)		25,040,331

MLP Investments and Related Companies 24.3%
General Partners 6.2%
United States 6.2%
Energy Transfer, L.P.	161,098	2,347,201

Marine 5.7%
Republic of the Marshall Islands 5.7%
GasLog Partners, L.P.	92,698	2,132,981

	Shares	Value
Natural Gas Gatherers & Processors 5.1%
United States 5.1%
DCP Midstream Partners, L.P.	56,000	$1,908,480

Upstream 2.7%
United States 2.7%
Kimbell Royalty Partners, L.P.	55,000	1,006,500

Upstream MLPs 4.6%
United States 4.6%
Mid-Con Energy Partners, L.P. (b)(c)	348,837	352,326
Viper Energy Partners, L.P.	45,669	1,371,440

		1,723,766

Total MLP Investments and Related Companies (Cost $9,340,718)		9,118,928

	Principal Amount
Fixed Income 7.1%
Exploration & Production 2.5%
United States 2.5%
HighPoint Resources 7.00%, 10/15/2022	$500,000	472,500
QEP Resources, Inc. 5.63%, 03/01/2026	500,000	460,000

		932,500

Oil & Gas Exploration & Production 1.4%
United States 1.4%
Sanchez Energy Corporation 6.13%, 01/15/2023	2,000,000	510,000

Upstream MLPs 3.2%
United States 3.2%
Legacy Reserves, L.P. 6.63%, 12/01/2021	1,500,000	1,215,000

Total Fixed Income (Cost $4,143,949)		2,657,500

10	MainStay Cushing Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Short-Term Investments—Investment Companies 1.9%
United States 1.9%
Fidelity Government Portfolio Fund—Institutional Class, 2.10% (d)	182,926	$182,926
First American Prime Obligations Fund—Class Z, 2.08% (d)	183,068	183,068
Invesco Short-Term Government & Agency Portfolio—Institutional Class, 2.11% (d)	183,069	183,069
Morgan Stanley Institutional Liquidity Funds—Government Portfolio—Institutional Class, 2.09% (d)	183,069	183,069

Total Short-Term Investments—Investment Companies (Cost $732,132)		732,132

Total Investments (Cost $37,038,317)	99.8%	37,548,891
Other Assets, Less Liabilities	0.2	90,925
Net Assets	100.0%	$37,639,816
†	Calculated as a percentage of net assets applicable to common shareholders.

(a)	No distribution or dividend was made during the period ended November 30, 2018. As such, it is classified as a non-income producing security as of November 30, 2018.

(b)

Illiquid security—As of November 30, 2018, the total market value of securities deemed illiquid under procedures approved by the Board of Trustees was $352,326, which represented 0.94% of the Fund’s net assets. (Unaudited)

(c)

Fair value security—represents fair value measured in good faith under procedures approved by the Board of Trustees. As of November 30, 2018, the total market value of these securities was $352,326, which represented 0.94% of the Fund’s net assets.

(d)	Current yield as of November 30, 2018.

The following is a summary of the fair valuations according to the inputs used as of November 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$25,040,331	$—		$—	$25,040,331
MLP Investments and Related Companies	8,766,602	352,326	(b)	—	9,118,928
Fixed Income	—	2,657,500		—	2,657,500
Short-Term Investments—Investment Companies	732,132	—		—	732,132

Total Investments in Securities	$34,539,065	$3,009,826		$—	$37,548,891

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 security valued at $352,326 is held in Upstream within the MLP Investments and Related Companies Section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of November 30, 2018

Assets
Investments, at value (identified cost $37,038,317)	$37,548,891
Receivables:
Dividends and interest	213,900
Fund shares sold	2,364
Other	1,465
Prepaid expenses	51,676

Total assets	37,818,296

Liabilities
Payables:
Manager fees (See Note 3)	78,607
NYLIFE Distributors (See Note 3)	30,112
Fund shares redeemed	24,932
Transfer agent (See Note 3)	18,507
Shareholder communication	8,549
Professional fees	8,301
Dividends payable	7,948
Custodian	378
Trustees	316
Accrued expenses	830

Total liabilities	178,480

Net assets	$37,639,816

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,628
Additional paid-in capital	274,688,316

274,697,944
Total distributable earnings (loss)(1)	(237,058,128)

Net assets	$37,639,816

(1)	See Note 10.

Class A
Net assets applicable to outstanding shares	$21,449,737

Shares of beneficial interest outstanding	5,440,525

Net asset value per share outstanding	$3.94
Maximum sales charge (5.50% of offering price)	0.23

Maximum offering price per share outstanding	$4.17

Investor Class
Net assets applicable to outstanding shares	$2,058,273

Shares of beneficial interest outstanding	523,901

Net asset value per share outstanding	$3.93
Maximum sales charge (5.50% of offering price)	0.23

Maximum offering price per share outstanding	$4.16

Class C
Net assets applicable to outstanding shares	$8,842,329

Shares of beneficial interest outstanding	2,339,305

Net asset value per share outstanding	$3.78

Class I
Net assets applicable to outstanding shares	$5,289,477

Shares of beneficial interest outstanding	1,324,417

Net asset value per share outstanding	$3.99

12	MainStay Cushing Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended November 30, 2018

Investment Income (Loss)
Income
Dividends and distributions (Net of return of capital of $1,225,037) (a)	$1,074,628
Interest	554,632

Total Income	1,629,260

Expenses
Manager (See Note 3)	454,637
Distribution/Service—Class A (See Note 3)	67,147
Distribution/Service—Investor Class (See Note 3)	6,490
Distribution/Service—Class C (See Note 3)	114,116
Transfer agent (See Note 3)	105,232
Registration	72,483
Professional fees	40,755
Shareholder communication	28,113
Custodian	1,254
Insurance	644
Trustees	597
Miscellaneous	5,230

Total expenses before waiver/reimbursement	896,698
Expense waiver/reimbursement from Manager (see Note 3)	(113,161)

Net expenses	783,537

Net investment income (loss)	845,723

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	978,173
Foreign currency transactions	235

Net realized gain (loss) on investments	978,408

Net change in unrealized appreciation (depreciation) on investments	(1,972,411)

Net realized and unrealized gain (loss) on investments	(994,003)

Net increase (decrease) in net assets resulting from operations	$ (148,280)

(a)	Dividends and distributions recorded net of foreign withholding taxes in the amount of $73,779.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$845,723	$1,039,006
Net realized gain (loss) on investments	978,408	(4,431,624)
Net change in unrealized appreciation (depreciation) on investments	(1,972,411)	618,532

Net increase (decrease) in net assets resulting from operations	(148,280)	(2,774,086)

Distributions to shareholders:(1)
Class A	(526,118)
Investor Class	(49,926)
Class C	(193,054)
Class I	(137,018)

	(906,116)

Distributions to shareholders from return of capital:
Class A	(768,622)	(1,663,000)
Investor Class	(72,939)	(145,368)
Class C	(282,039)	(616,233)
Class I	(200,172)	(740,333)

	(1,323,772)	(3,164,934)

Total distributions to shareholders	(2,229,888)	(3,164,934)

Capital share transactions:
Net proceeds from sale of shares	4,291,030	14,019,158
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,168,873	2,973,191
Cost of shares redeemed	(23,360,410)	(37,266,196)

Increase (decrease) in net assets derived from capital share transactions	(16,900,507)	(20,273,847)

Net increase (decrease) in net assets	(19,278,675)	(26,212,867)

Net Assets
Beginning of year	56,918,491	83,131,358

End of year(2)	$37,639,816	$56,918,491

(1)

For the year ended November 30, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders. (See Note 10)

(2)

End of year net assets includes accumulated net investment loss of $(3,496,191) in 2017. The requirement to disclose the corresponding amount as of November 30, 2018 was eliminated. See Note 4 for tax basis of distributable earnings (loss). (See Note 10)

14	MainStay Cushing Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended November 30,
Class A	2018		2017		2016		2015		2014
Net asset value at beginning of year	$4.28		$4.61		$4.96		$12.99		$18.23

Net investment income (loss) (a)	0.09		0.07		0.06		(0.02)		(0.08)
Net realized and unrealized gain (loss) on investments	(0.21)		(0.20)		(0.06)		(7.21)		(3.56)

Total from investment operations	(0.12)		(0.13)		0.00		(7.23)		(3.64)

Less distributions:
From net investment income	(0.09)		—		(0.02)		—		—
From return of capital	(0.13)		(0.20)		(0.33)		(0.80)		(1.60)

Total dividends and distributions	(0.22)		(0.20)		(0.35)		(0.80)		(1.60)

Redemption fees retained (a)(b)	—		—		—		—		0.00	‡

Net asset value at end of year	$3.94		$4.28		$4.61		$4.96		$12.99

Total investment return (c)	(3.48	%)(d)	(2.77%)		2.17%		(57.56%)		(22.12%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	1.98%		1.57	% (e)	1.39	%(e)(f)	(0.24	%)(e)(f)	1.75	% (f)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	1.98%		1.56	% (e)	1.33	%(e)(f)	(0.19	%)(e)(f)	(0.53	%)(f)
Net expenses (including net deferred income tax (benefit) expense) (g)	1.45%		1.44	% (e)	1.47	%(e)(f)	1.79	% (e)(f)	3.02	% (f)
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (g)	1.69%		1.65	% (e)	1.85	%(e)(f)	2.04	% (e)(f)	3.19	% (f)
Portfolio turnover rate	32%		51%		64%		95%		27%
Net assets at end of year (in 000’s)	$21,450		$30,582		$42,712		$48,885		$136,037

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2017, the Fund received a franchise tax refund in the amount of $10,487, of which $5,634 is attributable to Class A.
For the year ended November 30, 2016, the Fund accrued $55,919 in franchise tax benefit, of which $29,562 is attributable to Class A.
For the year ended November 30, 2015, the Fund accrued $(109,516) in franchise tax expense, of which $(51,919) is attributable to Class A.
(f)	For the year ended November 30, 2016, the Fund accrued $13,006 in net current tax expense, of which $6,919 is attributable to Class A.
For the year ended November 30, 2015, the Fund received a tax refund in the amount of $6,000, of which $2,773 is attributable to Class A.
For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $(978,230) is attributable to Class A.
(g)

The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 1.69%, 1.66%, 1.91%, 1.98% and 1.97% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and 2014, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 1.45%, 1.45%, 1.53%, 1.73% and 1.80% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended November 30,							July 12, 2014** through November 30
Investor Class	2018	2017		2016		2015		2014
Net asset value at beginning of period	$4.26	$4.60		$4.95		$12.99		$19.15

Net investment income (loss) (a)	0.08	0.06		0.05		(0.04)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.20)	(0.20)		(0.05)		(7.20)		(5.34)

Total from investment operations	(0.12)	(0.14)		0.00		(7.24)		(5.36)

Less distributions:
From net investment income	(0.09)	—		(0.02)		—		—
From return of capital	(0.12)	(0.20)		(0.33)		(0.80)		(0.80)

Total dividends and distributions	(0.21)	(0.20)		(0.35)		(0.80)		(0.80)

Net asset value at end of period	$3.93	$4.26		$4.60		$4.95		$12.99

Total investment return (b)	(3.38%)	(3.09	%)(c)	1.97	%(c)	(57.56	%)(c)	(28.99	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	1.78%	1.47	% (d)	1.25	%(d)(e)	(0.48	%)(d)(e)	1.97	% (e)††
Net investment income (loss) (excluding net deferred income tax benefit (expense))	1.78%	1.46	% (d)	1.19	%(d)(e)	(0.39	%)(d)(e)	(0.20	%)(e)††
Net expenses (including net deferred income tax (benefit) expense) (f)	1.60%	1.56	% (d)	1.58	%(d)(e)	1.91	% (d)(e)	(0.55	%)(e)††
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (f)	1.84%	1.78	% (d)	1.93	%(d)(e)	2.24	% (d)(e)	(0.45	%)(e)††
Portfolio turnover rate	32%	51%		64%		95%		27%
Net assets at end of period (in 000’s)	$2,058	$2,788		$3,513		$2,554		$908

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles. For periods of less than one year, total return is not annualized.
(d)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2017, the Fund received a franchise tax refund in the amount of $10,487, of which $514 is attributable to Investor Class.
For the year ended November 30, 2016, the Fund accrued $55,919 in franchise tax benefit, of which $2,115 is attributable to Investor Class.
For the year ended November 30, 2015, the Fund accrued $(109,516) in franchise tax expense, of which $(2,175) is attributable to Investor Class.
(e)	For the year ended November 30, 2016, the Fund accrued $13,006 in net current tax expense, of which $490 is attributable to Investor Class.
For the year ended November 30, 2015, the Fund received a tax refund in the amount of $6,000, of which $70 is attributable to Investor Class.
For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $8,533 is attributable to Investor Class.
(f)

The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 1.84%, 1.79%, 1.99%, 2.15% and 1.72% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and the period from July 12, 2014 to November 30, 2014, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 1.60%, 1.57%, 1.64%, 1.82% and 1.62% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and the period from July 12, 2014 to November 30, 2014, respectively.

16	MainStay Cushing Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended November 30,
Class C	2018		2017		2016		2015		2014
Net asset value at beginning of year	$4.11		$4.44		$4.80		$12.74		$18.04

Net investment income (loss) (a)	0.04		0.03		0.02		(0.08)		(0.20)
Net realized and unrealized gain (loss) on investments	(0.19)		(0.19)		(0.05)		(7.06)		(3.50)

Total from investment operations	(0.15)		(0.16)		(0.03)		(7.14)		(3.70)

Less distributions:
From net investment income	(0.07)		—		(0.02)		—		—
From return of capital	(0.11)		(0.17)		(0.31)		(0.80)		(1.60)

Total dividends and distributions	(0.18)		(0.17)		(0.33)		(0.80)		(1.60)

Redemption fees retained (a)(b)	—		—		—		—		0.00	‡

Net asset value at end of year	$3.78		$4.11		$4.44		$4.80		$12.74

Total investment return (c)	(4.22	%)(d)	(3.71%)		1.29%		(57.93%)		(22.71%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	1.05%		0.73	% (e)	0.53	%(e)(f)	(1.04	%)(e)(f)	(0.93	%)(f)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	1.05%		0.72	% (e)	0.47	%(e)(f)	(0.98	%)(e)(f)	(1.21	%)(f)
Net expenses (including net deferred income tax (benefit) expense) (g)	2.35%		2.31	% (e)	2.35	%(e)(f)	2.59	% (e)(f)	2.23	% (f)
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (g)	2.59%		2.53	% (e)	2.73	%(e)(f)	2.85	% (e)(f)	2.38	% (f)
Portfolio turnover rate	32%		51%		64%		95%		27%
Net assets at end of year (in 000’s)	$8,842		$12,644		$19,075		$25,053		$48,574

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2017, the Fund received a franchise tax refund in the amount of $10,487, of which $2,338 is attributable to Class C.
For the year ended November 30, 2016, the Fund accrued $55,919 in franchise tax benefit, of which $13,411 is attributable to Class C.
For the year ended November 30, 2015, the Fund accrued $(109,516) in franchise tax expense, of which $(26,603) is attributable to Class C.
(f))	For the year ended November 30, 2016, the Fund accrued $13,006 in net current tax expense, of which $3,142 is attributable to Class C.
For the year ended November 30, 2015, the Fund received a tax refund in the amount of $6,000, of which $1,344 is attributable to Class C.
For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $62,248 is attributable to Class C.
(g)

The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 2.59%, 2.54%, 2.79%, 2.79% and 2.66% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and 2014, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 2.35%, 2.32%, 2.41%, 2.53% and 2.51% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended November 30,
Class I	2018		2017		2016		2015		2014
Net asset value at beginning of year	$4.33		$4.67		$5.01		$13.08		$18.30

Net investment income (loss) (a)	0.09		0.09		0.06		(0.00	)‡	(0.02)
Net realized and unrealized gain (loss) on investments	(0.20)		(0.22)		(0.04)		(7.27)		(3.60)

Total from investment operations	(0.11)		(0.13)		0.02		(7.27)		(3.62)

Less distributions:
From net investment income	(0.09)		—		(0.02)		—		—
From return of capital	(0.14)		(0.21)		(0.34)		(0.80)		(1.60)

Total dividends and distributions	(0.23)		(0.21)		(0.36)		(0.80)		(1.60)

Net asset value at end of year	$3.99		$4.33		$4.67		$5.01		$13.08

Total investment return (b)	(3.15	%)(c)	(2.69%)		2.54%		(57.47%)		(21.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	2.13%		2.03	% (d)	1.53	%(d)(e)	(0.03	%)(d)(e)	4.33	% (e)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	2.13%		2.02	% (d)	1.47	%(d)(e)	0.02	% (d)(e)	(0.01	%)(e)
Net expenses (including net deferred income tax (benefit) expense) (f)	1.20%		1.19	% (d)	1.23	%(d)(e)	1.54	% (d)(e)	(2.94	%)(e)
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (f)	1.44%		1.41	% (d)	1.62	%(d)(e)	1.76	% (d)(e)	(2.83	%)(e)
Portfolio turnover rate	32%		51%		64%		95%		27%
Net assets at end of year (in 000’s)	$5,289		$10,904		$17,831		$26,161		$94,975

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustment to conform to generally accepted accounting principles.
(d)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2017, the Fund received a franchise tax refund in the amount of $10,487, of which $2,001 is attributable to Class I.
For the year ended November 30, 2016, the Fund accrued $55,919 in franchise tax benefit, of which $10,831 is attributable to Class I.
For the year ended November 30, 2015, the Fund accrued $(109,516) in franchise tax expense, of which $(28,819) is attributable to Class I.
(e)	For the year ended November 30, 2016, the Fund accrued $13,006 in net current tax expense, of which $2,455 is attributable to Class I.
For the year ended November 30, 2015, the Fund received a tax refund in the amount of $6,000, of which $1,813 is attributable to Class I.
For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $972,765 is attributable to Class I.
(f)

The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 1.44%, 1.42% 1.68%, 1.71% and 1.52% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and 2014, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 1.20%, 1.20%, 1.29%, 1.48% and 1.41% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and 2014, respectively.

18	MainStay Cushing Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Cushing MLP Premier Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year Ended November 30, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	10/20/2010	–3.70 1.90%	–5.81 –4.74%	–0.49 0.21%	1.50 1.50%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	7/11/2014	–3.62 1.99	–9.67 –8.50	–9.67 –8.50	1.52 1.52
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charge Excluding sales charge	10/20/2010	0.19 1.09	–5.47 –5.47	–0.56 –0.56	2.27 2.27
Class I Shares[3]	No Sales Charge		10/20/2010	2.12	–4.52	0.45	1.25

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then–existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® MLP Premier Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® MLP Premier Fund commenced operations on October 20, 2010.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

19

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	6.27%	11.12%	13.42%
Alerian MLP Index[5]	1.21	–5.16	2.39
Morningstar Energy Limited Partnership Category Average[6]	–2.87	–4.46	1.36

4.

The S&P 500® Index is the Fund’s primary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Alerian MLP Index is the Fund’s secondary benchmark. The Alerian MLP Index is an unmanaged, capped, float-adjusted, capitalization-weighted index and a leading gauge of energy MLPs.
6.

The Morningstar Energy Limited Partnership Category Average is representative of funds that invest primarily a significant amount of their portfolio in energy master limited partnerships. These include but are not limited to limited partnerships specializing in midstream operations in the energy industry. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Cushing MLP Premier Fund

Cost in Dollars of a $1,000 Investment in MainStay Cushing MLP Premier Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from June 1, 2018, to November 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from June 1, 2018, to November 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended November 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 6/1/18	Ending Account Value (Based on Actual Returns and Expenses) 11/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$946.40	$7.32	$1,017.55	$7.59	1.50%

Investor Class Shares	$1,000.00	$946.50	$7.37	$1,017.50	$7.64	1.51%

Class C Shares	$1,000.00	$942.50	$10.96	$1,013.79	$11.36	2.25%

Class I Shares	$1,000.00	$947.00	$6.10	$1,018.80	$6.33	1.25%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 183 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

21

Portfolio Composition as of November 30, 2018(1) (Unaudited)

(Expressed as a Percentage of Total Investments)

See Portfolio of Investments beginning on page 25 for specific holdings within these categories.

Top Ten Holdings as of November 30, 2018 (excluding short-term investments) (Unaudited)

1.	Energy Transfer, L.P.

2.	ONEOK, Inc.

3.	Enterprise Products Partners, L.P.

4.	Williams Companies, Inc.

5.	Kinder Morgan, Inc.
6.	Enbridge, Inc.

7.	MPLX, L.P.

8.	EnLink Midstream Partners, L.P.

9.	Targa Resources Corporation

10.	Plains All American Pipeline, L.P.

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	MLPs and Related Companies
(3)	Common Stocks
(4)	Preferred Stocks

22	MainStay Cushing MLP Premier Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerry V. Swank and Kevin P. Gallagher, CFA, of Cushing Asset Management, LP, the Fund’s Subadvisor.

How did MainStay Cushing MLP Premier Fund perform relative to its benchmarks and peer group during the 12 months ended November 30, 2018?

For the 12 months ended November 30, 2018, Class I shares of MainStay Cushing MLP Premier Fund returned 2.12%, underperforming the 6.27% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the 1.21% return of the Alerian MLP Index, which is the Fund’s secondary benchmark and the –2.87% return of the Morningstar Energy Limited Partnership Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the S&P 500® Index during the period despite strong demand for new energy infrastructure development, positive operating and cash flow results, and favorable restructurings in general for midstream and master limited partnership (MLP) businesses. We believe that five key factors drove this underperformance. First, concerns about capital discipline and allocation, as well as the age of the domestic economic cycle, prompted negative investor sentiment towards energy equities. Second, midstream/MLP investment products experienced anemic fund flows. Third, the rapid structural evolution of the MLP sector, with restructurings that frequently included lower distribution payouts, gave rise to investor uncertainties. Fourth, a number of regulatory concerns arose during the reporting period, including negative court rulings and delays for certain large pipeline projects, a decision by the Federal Energy Regulatory Commission to eliminate the income tax allowance for MLPs and a narrowly defeated proposition in Colorado which aimed to impair oil and gas development. Finally, substantial declines in crude oil and natural gas liquids prices beginning in October 2018 stoked fears of a decline in production activities.

During the reporting period, which subsectors were the strongest positive contributors to the Fund’s relative performance and which subsectors were particularly weak?

The subsectors making the strongest positive contribution to the Fund’s performance relative to the S&P 500® Index during the reporting period included the lagging crude oil & refined products subsector, in which the Fund held an underweight exposure, and the natural gas gatherers and processors subsector, in which the Fund’s positive stock selections and overweight exposure bolstered returns. (Contributions take weightings and total returns into account.) The subsectors that made the weakest contributions to the Fund’s relative perform-

ance included large-cap diversified MLPs, a strong-performing subsector in which the Fund held underweight exposure, and large-cap diversified C corporations, a negative performing subsector in which the Fund’s overweight exposure detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were two large-cap diversified MLPs: Energy Transfer Partners, L.P. and Williams Partners L.P. Both companies merged with their respective general partners at a premium over their pre-merger stock prices. The Fund retained reduced positions in each of the surviving entities through the end of the reporting period.

The two holdings that detracted most from the Fund’s absolute performance were Williams Companies Inc. and Energy Transfer, L.P., the surviving entities in the mergers described immediately above. We believe at least some of the weakness in these equities was attributable to investors with positions in both acquirer and target reducing the weight of their combined positions after the mergers closed.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund established significant new positions in Kinder Morgan Inc. and Enbridge Inc., two large-cap diversified C corporations. These purchases reflected our view of both companies’ attractive valuations; large, integrated asset bases; appealing growth potential; focus on self-funding and improving leverage metrics.

During the reporting period, the Fund substantially reduced its position in Energy Transfer, L.P. after the merger described earlier increased the Fund’s combined weight in the resulting company. The Fund exited its position in Andeavor Logistics, L.P., a crude oil and refined products MLP, due to strategic uncertainties regarding the company’s business plans.

How did the Fund’s subsector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure to the large-cap diversified C corporation and yield company midstream subsectors. The Fund reduced its exposure to the crude oil & refined products and natural gas transportation & storage subsectors.

1.	See page 19 for other share class returns, which may be higher or lower than Class I share returns. See page 20 for more information on benchmark and peer group returns.

23

How was the Fund positioned at the end of the reporting period?

As of November 30, 2018, the Fund’s two largest subsector positions were large-cap diversified MLPs and large-cap diversified C corporations. Together, these subsectors represented over half of the Fund’s total exposure. The Fund’s smallest subsector exposures were in the small-cap midstream and marine areas.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

24	MainStay Cushing MLP Premier Fund

Portfolio of Investments November 30, 2018

	Shares	Value
Common Stocks 34.8%†
Diversified General Partners 5.2%
Canada 5.2%
Enbridge, Inc.	2,125,000	$69,551,250

Large Cap Diversified C Corps 25.5%
Canada 3.3%
Pembina Pipeline Corporation	1,325,000	44,612,750

United States 22.2%
Kinder Morgan, Inc.	5,565,000	94,994,550
ONEOK, Inc.	1,727,876	106,143,423
Williams Companies, Inc.	3,818,964	96,696,168

		342,446,891

Natural Gas Gatherers & Processors 4.1%
United States 4.1%
Targa Resources Corporation	1,224,975	54,670,634

Total Common Stocks (Cost $458,027,387)		466,668,775

MLP Investments and Related Companies 58.8%
Coal 2.1%
United States 2.1%
Alliance Resource Partners, L.P.	1,400,000	27,510,000

Crude Oil & Refined Products 4.4%
United States 4.4%
NuStar Energy, L.P.	1,350,000	32,629,500
Phillips 66 Partners, L.P.	572,000	26,826,800

		59,456,300

General Partners 9.4%
United States 9.4%
Energy Transfer, L.P.	8,675,351	126,399,865

Large Cap MLP 18.8%
United States 18.8%
Enterprise Products Partners, L.P.	4,034,750	105,912,188
Magellan Midstream Partners, L.P.	381,615	23,080,075
MPLX, L.P.	2,093,126	69,345,264
Plains All American Pipeline, L.P.	2,347,905	54,072,252

		252,409,779

Marine 0.8%
Republic of the Marshall Islands 0.8%
Golar LNG Partners, L.P.	935,000	11,360,250

	Shares	Value
Natural Gas Gatherers & Processors 17.9%
United States 17.9%
Antero Midstream Partners, L.P.	1,405,103	$38,865,149
CNX Midstream Partners, L.P.	655,600	11,866,360
Crestwood Equity Partners, L.P.	1,145,000	34,006,500
DCP Midstream Partners, L.P.	1,391,000	47,405,280
Enable Midstream Partners, L.P.	1,375,000	18,342,500
EnLink Midstream Partners, L.P.	4,551,700	60,218,991
Western Gas Partners, L.P.	668,600	29,712,584

		240,417,364

Natural Gas Transportation & Storage 2.3%
United States 2.3%
EQT Midstream Partners, L.P.	500,000	23,830,000
Tallgrass Energy, L.P.	300,000	6,408,000

		30,238,000

YieldCo 3.1%
United States 3.1%
NextEra Energy Partners, L.P.	900,000	42,030,000

Total MLP Investments and Related Companies (Cost $648,577,862)		789,821,558

Preferred Stocks 0.9%
Small Cap Midstream 0.9%
United States 0.9%
Blueknight Energy Partners, L.P. (a)	1,885,345	11,613,725

Total Preferred Stocks (Cost $13,209,464)		11,613,725

Short-Term Investments—Investment Companies 4.9%
United States 4.9%
Fidelity Government Portfolio Fund—Institutional Class, 2.10% (b)	16,440,449	16,440,449
First American Prime Obligations Fund—Class Z, 2.08% (b)	16,444,198	16,444,198
Invesco Short-Term Government & Agency Portfolio—Institutional Class, 2.11% (b)	16,444,198	16,444,198
Morgan Stanley Institutional Liquidity Funds—Government Portfolio—Institutional Class, 2.09% (b)	16,444,197	16,444,197

Total Short-Term Investments—Investment Companies (Cost $65,773,042)		65,773,042

Total Investments (Cost $1,185,587,755)	99.4%	1,333,877,100
Other Assets, Less Liabilities	0.6	7,981,878
Net Assets	100.0%	$1,341,858,978

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments November 30, 2018 (continued)

†	Calculated as a percentage of net assets applicable to common shareholders.

(a)

Illiquid security—As of November 30, 2018, the total market value of securities deemed illiquid under procedures approved by the Board of Trustees was $11,613,725, which represented 0.87% of the Fund’s net assets. (Unaudited)

(b)	Current yield as of November 30, 2018.

The following is a summary of the fair valuations according to the inputs used as of November 30, 2018, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$466,668,775	$—	$—	$466,668,775
MLP Investments and Related Companies	789,821,558	—	—	789,821,558
Preferred Stocks	11,613,725	—	—	11,613,725
Short-Term Investments—Investment Companies	65,773,042	—	—	65,773,042

Total Investments in Securities	$1,333,877,100	$—	$—	$1,333,877,100

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

26	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of November 30, 2018

Assets
Investments, at value
(identified cost $1,185,587,755)	$1,333,877,100
Receivables:
Fund shares sold	12,850,760
Investments sold	6,305,619
Dividends and interest	1,435,007
Franchise tax	196,639
Prepaid expenses	80,627

Total assets	1,354,745,752

Liabilities
Payables:
Fund shares redeemed	10,368,685
Manager fees (See Note 3)	1,233,138
NYLIFE Distributors (See Note 3)	395,244
Transfer agent (See Note 3)	237,941
Distributions payable	198,104
Dividends Payable	189,921
Shareholder communication	45,487
Professional fees	44,942
Trustees	6,523
Custodian	4,512
Franchise taxes	139,660
Accrued expenses	22,617

Total liabilities	12,886,774

Net assets	$1,341,858,978

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$128,003
Additional paid-in capital	1,709,168,718

1,709,296,721
Total distributable earnings (loss), net of income taxes(1)	(367,437,743)

Net assets	$1,341,858,978

(1)	See Note 10.

Class A
Net assets applicable to outstanding shares	$278,507,483

Shares of beneficial interest outstanding	26,179,341

Net asset value per share outstanding	$10.64
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.26

Investor Class
Net assets applicable to outstanding shares	$2,574,731

Shares of beneficial interest outstanding	241,780

Net asset value per share outstanding	$10.65
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.27

Class C
Net assets applicable to outstanding shares	$397,557,216

Shares of beneficial interest outstanding	41,030,093

Net asset value per share outstanding	$9.69

Class I
Net assets applicable to outstanding shares	$663,219,548

Shares of beneficial interest outstanding	60,551,504

Net asset value per share outstanding	$10.95

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the year ended November 30, 2018

Investment Income (Loss)
Income
Dividends and distributions (Net of return of capital of $88,070,536) (a)	$10,841,217
Interest	603,127

Total income	11,444,344

Expenses
Manager (See Note 3)	15,035,623
Distribution/Service—Class A (See Note 3)	722,716
Distribution/Service—Investor Class (See Note 3)	6,967
Distribution/Service—Class C (See Note 3)	4,435,093
Transfer agent (See Note 3)	1,336,544
Shareholder communication	271,861
Professional fees	232,511
Registration	164,614
Franchise tax	107,814
Trustees	31,111
Custodian	15,740
Insurance	14,478
Miscellaneous	39,125

Net expenses	22,414,197

Net investment income (loss)	(10,969,853)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments, before income taxes	29,904,966
Foreign currency transactions	(1,060)

Net realized gain (loss) on investments	29,903,906

Net change in unrealized appreciation (depreciation) on investments	(4,289,768)

Net realized and unrealized gain (loss) on investments	25,614,138

Net increase (decrease) in net assets resulting from operations	$14,644,285

(a)	Dividends and distributions recorded net of foreign withholding taxes in the amount of $326,029.

28	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(10,969,853)	$(20,054,723)
Net realized gain (loss) on investments	29,903,906	18,375,748
Net change in unrealized appreciation (depreciation) on investments	(4,289,768)	(118,294,339)

Net increase (decrease) in net assets resulting from operations	14,644,285	(119,973,314)

Distributions to shareholders from return of capital:
Class A	(32,785,520)	(30,785,026)
Investor Class	(313,648)	(319,920)
Class C	(54,327,132)	(55,669,593)
Class I	(70,360,314)	(55,093,925)

Total distributions to shareholders	(157,786,614)	(141,868,464)

Capital share transactions:
Net proceeds from sale of shares	618,432,296	524,757,498
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	155,830,208	136,247,825
Cost of shares redeemed	(538,599,614)	(533,610,593)

Increase (decrease) in net assets derived from capital share transactions	235,662,890	127,394,730

Net increase (decrease) in net assets	92,520,561	(134,447,048)

Net Assets
Beginning of year	1,249,338,417	1,383,785,465

End of year(1)	$1,341,858,978	$1,249,338,417

(1)

End of year net assets includes accumulated net investment loss, net of income taxes, of $(106,633,012) in 2017. The requirement to disclose the corresponding amount as of November 30, 2018 was eliminated. See Note 4 for tax basis of distributable earnings (loss). (See Note 10)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended November 30,

Class A	2018		2017		2016		2015		2014

Net asset value at beginning of year	$11.71		$14.09		$14.47		$22.15		$21.36

Net investment income (loss) (a)	(0.08)		(0.17)		(0.16)		0.03		(0.09)

Net realized and unrealized gain (loss) on investments	0.35		(0.87)		1.23		(6.37)		2.21

Total from investment operations	0.27		(1.04)		1.07		(6.34)		2.12

Less distributions:

From net investment income	—		—		—		—		(0.59)

From return of capital	(1.34)		(1.34)		(1.45)		(1.34)		(0.75)

Total dividends and distributions	(1.34)		(1.34)		(1.45)		(1.34)		(1.34)

Redemption fees retained (a)(b)	—		—		—		—		0.01

Net asset value at end of year	$10.64		$11.71		$14.09		$14.47		$22.15

Total investment return (c)	1.90%		(8.19%)		8.75%		(29.92%)		10.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) (including net deferred income tax benefit (expense))	(0.67	%)(d)	(1.21	%)(d)	(1.21	%)(d)	8.32	% (d)(e)	(6.46	%)(e)

Net investment income (loss) (excluding net deferred income tax benefit (expense))	(0.66	%)(d)	(1.20	%)(d)	(1.22	%)(d)	(0.24	%)(d)(e)	(0.97	%)(e)

Net expenses (including net deferred income tax (benefit) expense) (f)	1.51	% (d)	1.51	% (d)	1.52	% (d)	(7.07	%)(d)(e)	7.08	% (e)

Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (f)	1.51	% (d)	1.51	% (d)	1.52	% (d)	(7.07	%)(d)(e)	7.03	% (e)

Portfolio turnover rate	50%		29%		52%		32%		21%

Net assets at end of year (in 000’s)	$278,507		$264,449		$360,473		$317,903		$531,607

(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
For periods of less than one year, total return is not anualized.
(d)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(22,756) is attributable to Class A.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(29,083) is attributable to Class A.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $14,819 is attributable to Class A.
For the year ended November 30, 2015, the Fund accrued $(517,762) in franchise tax expense, of which $(128,449) is attributable to Class A.
(e)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $39,834,200 is attributable to Class A.
For the year ended November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $30,305,000 is attributable to Class A.
(f)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.50%, 1.50%, 1.53%, 1.49% and 1.54% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and 2014, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.50%, 1.50%, 1.53%, 1.49% and 1.59% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and 2014, respectively. The Predecessor Fund recouped waived expenses for the period from December 1, 2013 through July 11, 2014.

30	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended November 30,								July 12, 2014** through November 30,

Investor Class	2018		2017		2016		2015		2014

Net asset value at beginning of period	$11.71		$14.09		$14.47		$22.15		$24.02

Net investment income (loss) (a)	(0.08)		(0.17)		(0.15)		(0.00	)‡	(0.03)

Net realized and unrealized gain (loss) on investments	0.36		(0.87)		1.22		(6.34)		(1.17)

Total from investment operations	0.28		(1.04)		1.07		(6.34)		(1.20)

Less distributions:

From net investment income	—		—		—		—		(0.29)

From return of capital	(1.34)		(1.34)		(1.45)		(1.34)		(0.38)

Total dividends and distributions	(1.34)		(1.34)		(1.45)		(1.34)		(0.67)

Net asset value at end of period	$10.65		$11.71		$14.09		$14.47		$22.15

Total investment return (b)	1.99%		(8.19%)		8.75%		(29.91	%)(c)	(5.12	%)(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) (including net deferred income tax benefit (expense))	(0.71	%)(d)	(1.22	%)(d)	(1.16	%)(d)	8.17	% (d)(e)	2.79	% (e)††

Net investment income (loss) (excluding net deferred income tax benefit (expense))	(0.70	%)(d)	(1.21	%)(d)	(1.16	%)(d)	(0.38	%)(d)(e)	(0.52	%)(e)††

Net expenses (including net deferred income tax (benefit) expense) (f)	1.53	% (d)	1.53	% (d)	1.55	% (d)	(7.05	%)(d)(e)	(1.80	%)(e)††

Expenses (before waiver, including net deferred income tax (benefit) expense) (f)	1.53	% (d)	1.53	% (d)	1.55	% (d)	(7.05	%)(d)(e)	(1.80	%)(e)††

Portfolio turnover rate	50%		29%		52%		32%		21%

Net assets at end of period (in 000’s)	$2,575		$2,616		$3,157		$2,631		$1,310

**	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(218) is attributable to Investor Class.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(333) is attributable to Investor Class.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $50 is attributable to Investor Class.
For the year ended November 30, 2015, the Fund accrued $(517,762) in franchise tax expense, of which $(830) is attributable to Investor Class.
(e)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $202,049 is attributable to Investor Class.

For the period from July 12, 2014 to November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $17,830 of deferred income tax benefit is attributable to Investor Class.

(f)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver was 1.52%, 1.52%, 1.55%, 1.50% and 1.51%, fiscal years ended November 30, 2018, 2017, 2016, 2015 and the period from July 12, 2014 to November 30, 2014, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver was 1.52%, 1.52%, 1.55%, 1.50% and 1.51% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and the period from July 12, 2014 to November 30, 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended November 30,

Class C	2018		2017		2016		2015		2014

Net asset value at beginning of year	$10.86		$13.26		$13.81		$21.36		$20.79

Net investment income (loss) (a)	(0.16)		(0.25)		(0.24)		(0.12)		(0.25)

Net realized and unrealized gain (loss) on investments	0.33		(0.81)		1.14		(6.09)		2.16

Total from investment operations	0.17		(1.06)		0.90		(6.21)		1.91

Less distributions:

From net investment income	—		—		—		—		(0.59)

From return of capital	(1.34)		(1.34)		(1.45)		(1.34)		(0.75)

Total dividends and distributions	(1.34)		(1.34)		(1.45)		(1.34)		(1.34)

Redemption fees retained (a)(b)	—		—		—		—		0.00	‡

Net asset value at end of year	$9.69		$10.86		$13.26		$13.81		$21.36

Total investment return (c)	1.09%		(8.88%)		7.89%		(30.43%)		9.19%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) (including net deferred income tax benefit (expense))	(1.45	%)(d)	(1.99	%)(d)	(1.95	%)(d)	7.56	% (d)(e)	(5.80	%)(e)

Net investment income (loss) (excluding net deferred income tax benefit (expense))	(1.44	%)(d)	(1.98	%)(d)	(1.95	%)(d)	(1.00	%)(d)(e)	(1.68	%)(e)

Net expenses (including net deferred income tax (benefit) expense) (f)	2.28	% (d)	2.28	% (d)	2.30	% (d)	(6.32	%)(d)(e)	6.46	% (e)

Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (f)	2.28	% (d)	2.28	% (d)	2.30	% (d)	(6.32	%)(d)(e)	6.41	% (e)

Portfolio turnover rate	50%		29%		52%		32%		21%

Net assets at end of year (in 000’s)	$397,557		$445,524		$538,336		$553,892		$859,193

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
For periods of less than one year, total return is not annualized.
(d)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(34,832) is attributable to Class C.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(50,302) is attributable to Class C.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $14,231 is attributable to Class C.
For the year ended November 30, 2015, the Fund accrued $(517,762) in franchise tax expense, of which $(220,745) is attributable to Class C.
(e)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $66,219,265 is attributable to Class C.
For the year ended November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $31,069,447 is attributable to Class C.
(f)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 2.27%, 2.27%, 2.30%, 2.24% and 2.29% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and 2014, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 2.27%, 2.27%, 2.30%, 2.24% and 2.34% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and 2014, respectively. The Predecessor Fund recouped waived expenses for the period from December 1, 2013 through July 11, 2014.

32	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended November 30,

Class I	2018		2017		2016		2015		2014

Net asset value at beginning of year	$11.99		$14.36		$14.69		$22.40		$21.54

Net investment income (loss) (a)	(0.05)		(0.14)		(0.12)		0.07		(0.03)

Net realized and unrealized gain (loss) on investments	0.35		(0.89)		1.24		(6.44)		2.22

Total from investment operations	0.30		(1.03)		1.12		(6.37)		2.19

Less distributions:

From net investment income	—		—		—		—		(0.59)

From return of capital	(1.34)		(1.34)		(1.45)		(1.34)		(0.75)

Total dividends and distributions	(1.34)		(1.34)		(1.45)		(1.34)		(1.34)

Redemption fees retained (a)(b)	—		—		—		—		0.01

Net asset value at end of year	$10.95		$11.99		$14.36		$14.69		$22.40

Total investment return (c)	2.12%		(7.95%)		8.97%		(29.71%)		10.25%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) (including net deferred income tax benefit (expense))	(0.41	%)(d)	(1.01	%)(d)	(0.93	%)(d)	8.53	% (d)(e)	(2.90	%)(e)

Net investment income (loss) (excluding net deferred income tax benefit (expense))	(0.40	%)(d)	(1.00	%)(d)	(0.93	%)(d)	(0.02	%)(d)(e)	(0.62	%)(e)

Net expenses (including net deferred income tax (benefit) expense) (f)	1.26	% (d)	1.26	% (d)	1.28	% (d)	(7.31	%)(d)(e)	3.61	% (e)

Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (f)	1.26	% (d)	1.26	% (d)	1.28	% (d)	(7.31	%)(d)(e)	3.57	% (e)

Portfolio turnover rate	50%		29%		52%		32%		21%

Net assets at end of year (in 000’s)	$663,220		$536,749		$481,819		$449,755		$579,546

(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
For periods of less than one year, total return is not annualized.
(d)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expenses, of which $(50,008) is attributable to Class I.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(51,403) is attributable to Class I.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $14,781 is attributable to Class I.
For the year ended November 30, 2015, the Fund accrued $(517,762) in franchise tax expense, of which $(167,738) is attributable to Class I.
(e)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $48,551,905 is attributable to Class I.
For the year ended November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $8,867,624 is attributable to Class I.
(f)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.25%, 1.25%, 1.28%, 1.24% and 1.29% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and 2014, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.25%, 1.25%, 1.28%, 1.24% and 1.33% for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and 2014, respectively. The Predecessor Fund recouped waived expenses for the period from December 1, 2013 through July 11, 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

MainStay Cushing Renaissance Advantage Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year Ended November 30, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	4/2/2013	–15.68 –10.77%	–2.93 –1.83%	–0.17 0.83%	1.48 1.48%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	7/11/2014	–15.77 –10.87	–7.32 –6.11	–7.32 –6.11	1.62 1.62
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charge Excluding sales charge	4/2/2013	–12.39 –11.53	–2.66 –2.66	0.01 0.01	2.37 2.37
Class I Shares[3]	No Sales Charge		4/2/2013	–10.55	–1.58	1.07	1.23

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® Renaissance Advantage Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® Renaissance Advantage Fund commenced operations on April 2, 2013.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

34	MainStay Cushing Renaissance Advantage Fund

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	6.27%	11.12%	12.79%
Russell 3000 Energy Index[5]	–2.45	–3.91	–1.61
Morningstar Natural Resources Category Average[6]	–8.15	–1.00	–1.60

4.

The S&P 500® Index is the Fund’s primary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Russell 3000 Energy Index is the Fund’s secondary benchmark. The Russell 3000 Energy Index represents the energy sector of the Russell 3000 Index, an index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

6.

The Morningstar Natural Resources Category Average is representative of funds that invest primarily on Commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some portfolios invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Portfolios that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Cost in Dollars of a $1,000 Investment in MainStay Cushing Renaissance Advantage Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from June 1, 2018, to November 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from June 1, 2018, to November 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended November 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 6/1/18	Ending Account Value (Based on Actual Returns and Expenses) 11/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$855.90	$7.49	$1,017.00	$8.14	1.61%

Investor Class Shares	$1,000.00	$855.30	$7.86	$1,016.60	$8.54	1.69%

Class C Shares	$1,000.00	$852.20	$11.33	$1,012.84	$12.31	2.44%

Class I Shares	$1,000.00	$856.90	$6.33	$1,018.25	$6.88	1.36%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 183 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

36	MainStay Cushing Renaissance Advantage Fund

Portfolio Composition as of November 30, 2018(1) (Unaudited)

(Expressed as a Percentage of Total Investments)

See Portfolio of Investments beginning on page 39 for specific holdings within these categories.

Top Ten Holdings as of November 30, 2018 (excluding short-term investments) (Unaudited)

1.	Diamondback Energy, Inc.

2.	Cheniere Energy, Inc.

3.	DCP Midstream Partners, L.P.

4.	Xylem, Inc.

5.	Valero Energy Corporation
6.	XPO Logistics, Inc.

7.	Patterson Utilities Energy, Inc.

8.	Energy Transfer, L.P.

9.	Concho Resources, Inc.

10.	United Rentals, Inc.

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	MLPs and Related Companies
(3)	Common Stocks

37

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Saket Kumar of Cushing Asset Management, LP, the Fund’s Subadvisor.

How did MainStay Cushing Renaissance Advantage Fund perform relative to its benchmarks and peer group during the 12 months ended November 30, 2018?

For the 12 months ended November 30, 2018, Class I shares of MainStay Cushing Renaissance Advantage Fund returned –10.55%, underperforming the 6.27% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares underperformed the –2.45% return of the Russell 3000® Energy Index, which is the Fund’s secondary benchmark, and the –8.15% return of the Morningstar Natural Resources Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance lagged its primary benchmark, the S&P 500® Index, because the Fund’s investment strategy is focused on companies in the energy, industrial and manufacturing sectors. By comparison, the S&P 500® Index tracks the performance of stocks in a wide variety of sectors. The energy sector companies of the S&P 500® Index returned –2.41% for the reporting period, as compared to the overall 6.27% performance of the Index during the reporting period.

During the reporting period, which subsectors were the strongest positive contributors to the Fund’s relative performance and which subsectors were particularly weak?

The subsectors that made the most substantial positive contributions to the Fund’s performance relative to the S&P 500® Index were midstream, materials and utilities. (Contributions take weightings and total returns into account.) The most significant laggards were among the more commodity-exposed subsectors of the Fund, including oil services, exploration & production, and chemicals.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The Fund’s two best performing stocks during the period were liquefied natural gas producers Golar LTD and Cheniere Energy Inc. Both stocks benefited from company-specific liquefaction capacity additions and strong global demand.

The most substantial detractor from the Fund’s absolute performance, pressure pumper C&J Energy Services, saw pricing for their services decline precipitously due to Permian basin takeaway constraints and falling crude oil prices. Another laggard during the reporting period, flatbed trucking company

Daseke, Inc., experienced a deceleration of organic revenue growth and a rise of investor concerns over the company’s leverage.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the reporting period included exploration & production company Diamondback Energy Inc. and midstream company DCP Midstream, L.P. Although these companies operate in very different businesses, both saw their share prices decline due to falling commodity prices, offering the Fund what we believed to be attractive entry points.

The Fund’s largest sales during the reporting period resulted from profit taking in companies added to the portfolio in fiscal 2017. The first, frac sand producer Hi-Crush Partners, L.P., rallied on strong pricing in the beginning of the 2018 calendar year. The second, intermodal carrier Hub Group, Inc., benefitted from strong pricing.

How did the Fund’s subsector weightings change during the reporting period?

The Fund’s largest subsector increase during the period occurred in industrials. Recession fears towards the end of the period caused many high quality, less cyclical businesses to trade at trough valuation despite improving fundamentals. Exposure to the exploration & production subsector also increased due to the fall in crude oil prices in areas where we believed companies with best-in-class acreage were attractively priced.

The Fund’s most substantial subsector decrease during the reporting period occurred in transportation, reflecting our belief that trucking and airline cycles had experienced peaks in pricing. The Fund exited the majority of its positions in this sector during the reporting period, while adding a couple of new names. The Fund also decreased its exposure to the oil services subsector because of a lack of earnings visibility.

How was the Fund positioned at the end of the reporting period?

As of November 30, 2018, we believed that economic fundamentals were strong and that fears of an imminent recession were more than priced into the market. The Fund used the market selloff that occurred during the last two months of the reporting period to enhance the quality of its portfolio, increasing exposure to companies with strong balance sheets, stable end markets and established backlogs at what we believed were attractive prices. In our opinion, these companies were well positioned for both volatile and recovering markets.

1.	See page 34 for other share class returns, which may be higher or lower than Class I share returns. See page 35 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

38	MainStay Cushing Renaissance Advantage Fund

Portfolio of Investments November 30, 2018

	Shares	Value
Common Stocks 80.7%†
Chemicals 2.6%
Netherlands 1.6%
LyondellBasell Industries NV	15,198	$1,418,125

United States 1.0%
Westlake Chemical Corporation	12,710	921,348

		2,339,473

Exploration & Production 12.9%
Canada 0.5%
Vermilion Energy, Inc.	17,214	428,284

United States 12.4%
Concho Resources, Inc. (a)	17,314	2,256,707
Extraction Oil & Gas, Inc. (a)	97,923	558,161
Jagged Peak Energy, Inc. (a)	37,635	430,544
Noble Energy, Inc.	34,974	830,283
Parsley Energy, Inc. (a)	90,018	1,812,062
Pioneer Natural Resource Company	15,121	2,234,128
Rosehill Resources, Inc. (a)	180,470	669,544
Tellurian, Inc. (a)	226,078	1,634,544
Whiting Petroleum Corporation (a)	24,511	741,948

		11,596,205

Industrials 6.8%
Ireland 2.0%
Eaton Corporation PLC	23,915	1,840,020

United States 4.8%
Jacobs Engineering Group, Inc.	27,214	1,787,143
Knight-Swift Transportation Holdings, Inc.	45,617	1,581,085
Parker Hannifin Corporation	5,335	917,834

		6,126,082

Large Cap Diversified C Corps 5.7%
United States 5.7%
Cheniere Energy, Inc. (a)	53,524	3,271,387
Williams Companies, Inc.	75,561	1,913,204

		5,184,591

Machinery 9.8%
United States 9.8%
Deere & Company	8,985	1,391,597
IDEX Corporation	9,793	1,345,558
Oshkosh Corporation	19,405	1,384,159
Wabtec Corporation	18,233	1,724,842
Xylem, Inc.	40,389	2,947,589

		8,793,745

	Shares	Value
Materials 1.6%
United States 1.6%
Summit Materials, Inc. (a)	35,784	$518,868
Vulcan Materials Company	9,076	959,424

		1,478,292

Natural Gas Gatherers & Processors 2.5%
United States 2.5%
Targa Resources Corporation	49,961	2,229,759

Oil & Gas & Equipment 0.4%
United States 0.4%
US Well Services, Inc. (a)	50,719	400,680

Oil & Gas Equipment & Services 7.4%
United Kingdom 0.8%
TechnipFMC PLC	33,504	773,607

United States 6.6%
Apergy Corporation (a)	50,212	1,721,267
C&J Energy Services, Inc. (a)	61,670	1,059,491
Gardner Denver Holdings, Inc. (a)	53,353	1,320,487
Liberty Oilfield Services, Inc.	65,841	1,140,366
Select Energy Services, Inc. (a)	71,417	691,317

		6,706,535

Oil & Gas Exploration & Production 3.7%
United States 3.7%
Diamondback Energy, Inc.	29,860	3,295,947

Oil & Gas Refining & Marketing 1.4%
United States 1.4%
CVR Energy, Inc.	34,117	1,287,576

Oil & Gas Services 3.0%
United States 3.0%
Patterson Utilities Energy, Inc.	192,886	2,677,258

Other Corp 2.1%
United States 2.1%
Devon Energy Corporation	70,271	1,899,425

Refiners 5.7%
United States 5.7%
Delek US Holdings, Inc.	23,164	921,696
HollyFrontier Corporation	23,677	1,479,102
Valero Energy Corporation	33,932	2,711,167

		5,111,965

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Portfolio of Investments November 30, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Shipping General Partners 2.0%
Bermuda 2.0%
Golar LNG Ltd.	67,419	$1,796,042

Trading Companies & Distributors 3.3%
United States 3.3%
Rush Enterprises, Inc.	19,698	750,494
United Rentals, Inc. (a)	19,211	2,250,184

		3,000,678

Transportation 8.7%
United States 8.7%
J.B. Hunt Transport Services, Inc.	8,371	890,340
Kirby Corporation (a)	18,722	1,429,237
Navistar International Corporation (a)	27,401	877,928
Union Pacific Corporation	12,770	1,963,771
XPO Logistics, Inc. (a)	35,737	2,711,009

		7,872,285

YieldCo 1.1%
United States 1.1%
Clearway Energy, Inc.	54,820	1,001,013

Total Common Stocks (Cost $74,808,999)		72,797,551

MLP Investments and Related Companies 18.6%
General Partners 2.9%
United States 2.9%
Energy Transfer, L.P.	182,353	2,656,883

Large Cap MLP 4.9%
United States 4.9%
Enterprise Products Partners, L.P.	70,922	1,861,703
MPLX, L.P.	27,265	903,289
Plains All American Pipeline, L.P.	72,369	1,666,658

		4,431,650

Marine 1.2%
Republic of the Marshall Islands 1.2%
GasLog Partners, L.P.	37,016	851,738
Golar LNG Partners, L.P.	15,483	188,119

		1,039,857

Natural Gas Gatherers & Processors 6.8%
United States 6.8%
DCP Midstream Partners, L.P.	92,134	3,139,927
Noble Midstream Partners, L.P.	35,718	1,183,337
Western Gas Partners, L.P.	40,680	1,807,819

		6,131,083

	Shares	Value
Natural Gas Transportation & Storage 1.3%
United States 1.3%
Tallgrass Energy, L.P.	54,547	$1,165,124

YieldCo 1.5%
United States 1.5%
NextEra Energy Partners, L.P.	28,195	1,316,706

Total MLP Investments and Related Companies (Cost $17,087,799)		16,741,303

Short-Term Investments—Investment Companies 0.4%
United States 0.4%
Fidelity Government Portfolio Fund—Institutional Class, 2.10% (b)	84,155	84,155
First American Prime Obligations Fund— Class Z, 2.08% (b)	84,537	84,537
Invesco Short-Term Government & Agency Portfolio—Institutional Class, 2.11% (b)	84,538	84,538
Morgan Stanley Institutional Liquidity Funds—Government Portfolio—Institutional Class, 2.09% (b)	84,538	84,538

Total Short-Term Investments—Investment Companies (Cost $337,768)		337,768

Total Investments (Cost $92,234,566)	99.7%	89,876,622
Other Assets, Less Liabilities	0.3	265,122
Net Assets	100.0%	$90,141,744

†	Calculated as a percentage of net assets applicable to common shareholders.

(a)	No distribution or dividend was made during the period ended November 30, 2018. As such, it is classified as a non-income producing security as of November 30, 2018.

(b)	Current yield as of November 30, 2018.

40	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of November 30, 2018, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$72,797,551	$—	$—	$72,797,551
MLP Investments and Related Companies	16,741,303	—	—	16,741,303
Short-Term Investments—Investment Companies	337,768	—	—	337,768

Total Investments in Securities	$89,876,622	$—	$—	$89,876,622

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Statement of Assets and Liabilities as of November 30, 2018

Assets
Investments, at value (identified cost $92,234,566)	$89,876,622
Receivables:
Investments sold	2,240,862
Dividends and interest	111,937
Fund shares sold	82,497
Cash	383
Prepaid expenses	30,351

Total assets	92,342,652

Liabilities
Payables:
Investments purchased	1,990,472
Fund shares redeemed	82,652
Manager fees (See Note 3)	78,213
Transfer agent (See Note 3)	23,888
NYLIFE Distributors (See Note 3)	14,404
Custodian	1,717
Trustees	641
Dividends payable	448
Professional fees	430
Accrued expenses	8,043

Total liabilities	2,200,908

Net assets	$90,141,744

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$4,987
Additional paid-in capital	153,971,645

153,976,632
Total distributable earnings (loss)(1)	(63,834,888)

Net assets	$90,141,744

(1)	See Note 10.

Class A
Net assets applicable to outstanding shares	$19,587,356

Shares of beneficial interest outstanding	1,086,342

Net asset value per share outstanding	$18.03
Maximum sales charge (5.50% of offering price)	1.05

Maximum offering price per share outstanding	$19.08

Investor Class
Net assets applicable to outstanding shares	$2,426,858

Shares of beneficial interest outstanding	135,248

Net asset value per share outstanding	$17.94
Maximum sales charge (5.50% of offering price)	1.04

Maximum offering price per share outstanding	$18.98

Class C
Net assets applicable to outstanding shares	$11,174,290

Shares of beneficial interest outstanding	651,625

Net asset value per share outstanding	$17.15

Class I
Net assets applicable to outstanding shares	$56,953,240

Shares of beneficial interest outstanding	3,114,199

Net asset value per share outstanding	$18.29

42	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended November 30, 2018

Investment Income (Loss)
Income
Dividends and distributions
(Net of return of capital of $1,198,716) (a)	$757,631
Interest	17,317

Total income	774,948

Expenses
Manager (See Note 3)	1,398,646
Distribution/Service—Class A (See Note 3)	62,876
Distribution/Service—Investor Class (See Note 3)	7,502
Distribution/Service—Class C (See Note 3)	153,307
Transfer agent (See Note 3)	135,725
Registration	74,314
Professional fees	38,151
Shareholder communication	35,456
Custodian	9,962
Trustees	2,592
Insurance	1,827
Miscellaneous	7,046

Net total expenses	1,927,404
Expense waiver/reimbursement from Manager (See Note 3)	(13,281)

Net expenses	1,914,123

Net investment income (loss)	(1,139,175)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	10,353,806
Foreign currency transactions	(95)

Net realized gain (loss) on investments	10,353,711

Net change in unrealized appreciation (depreciation)	(17,559,398)

Net realized and unrealized gain (loss) on investments	(7,205,687)

Net increase (decrease) in net assets resulting from operations	$(8,344,862)

(a)	Dividends and distributions recorded net of foreign withholding taxes in the amount of $5,093.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statements of Changes in Net Assets

	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,139,175)	$(1,989,641)
Net realized gain (loss) on investments	10,353,711	7,245,782
Net change in unrealized appreciation (depreciation) on investments	(17,559,398)	(7,332,069)

Net increase (decrease) in net assets resulting from operations	(8,344,862)	(2,075,928)

Distributions to shareholders from return of capital:
Class A	(677,117)	(872,216)
Investor Class	(79,671)	(105,809)
Class C	(429,454)	(621,133)
Class I	(2,006,034)	(4,131,024)

Total distributions to shareholders	(3,192,276)	(5,730,182)

Capital share transactions:
Net proceeds from sale of shares	21,261,821	53,573,938
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,075,212	5,366,928
Cost of shares redeemed	(86,003,681)	(104,933,025)

Increase (decrease) in net assets derived from capital share transactions	(61,666,648)	(45,992,159)

Net increase (decrease) in net assets	(73,203,786)	(53,798,269)

Net Assets
Beginning of year	163,345,530	217,143,799

End of year(1)	$90,141,744	$163,345,530

(1)

End of year net assets includes accumulated net investment loss of $(4,351,838) in 2017. The requirement to disclose the corresponding amount as of November 30, 2018 was eliminated. See Note 4 for tax basis of distributable earnings (loss). (See Note 10)

44	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended November 30,

Class A	2018	2017	2016	2015	2014

Net asset value at beginning of year	$20.75	$20.95	$18.91	$23.29	$22.65

Net investment income (loss) (a)	(0.20)	(0.21)	(0.01)	0.03	0.01

Net realized and unrealized gain (loss) on investments	(1.96)	0.57	2.61	(3.85)	1.19

Total from investment operations	(2.16)	0.36	2.60	(3.82)	1.20

Less distributions:

From net investment income	—	—	—	(0.03)	(0.03)

From return of capital	(0.56)	(0.56)	(0.56)	(0.53)	(0.53)

Total dividends and distributions	(0.56)	(0.56)	(0.56)	(0.56)	(0.56)

Redemption fees retained (a)(b)	—	—	—	—	0.00 ‡

Net asset value at end of year	$18.03	$20.75	$20.95	$18.91	$23.29

Total investment return (c)	(10.77%)	1.87%	14.35%	(16.57%)	5.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.97%)	(1.05%)	(0.06%)	0.15%	0.03%

Net expenses	1.61%	1.59%	1.65%	1.69%	1.80%

Expenses (before waiver/reimbursement)	1.62%	1.59%	1.68%	1.73%	1.81%

Portfolio turnover rate	137%	166%	314%	149%	115%

Net assets at end of year (in 000’s)	$19,587	$27,303	$38,686	$42,135	$51,472

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Financial Highlights selected per share data and ratios

	Year ended November 30,							July 12, 2014** through November 30,
Investor Class	2018	2017		2016		2015		2014
Net asset value at beginning of period	$20.67	$20.90		$18.90		$23.30		$26.80

Net investment income (loss) (a)	(0.22)	(0.24)		(0.04)		0.00	‡	0.03
Net realized and unrealized gain (loss) on investments	(1.95)	0.57		2.60		(3.84)		(3.25)

Total from investment operations	(2.17)	0.33		2.56		(3.84)		(3.22)

Less distributions:
From net investment income	—	—		—		(0.03)		(0.02)
From return of capital	(0.56)	(0.56)		(0.56)		(0.53)		(0.26)

Total dividends and distributions	(0.56)	(0.56)		(0.56)		(0.56)		(0.28)

Net asset value at end of period	$17.94	$20.67		$20.90		$18.90		$23.30

Total investment return (b)	(10.87%)	1.73	% (c)	14.15	% (c)	(16.68	%)(c)	(12.10	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.07%)	(1.21%)		(0.25%)		0.01%		0.31	% ††
Net expenses	1.72%	1.74%		1.80%		1.83%		1.70	% ††
Expenses (before waiver/reimbursement)	1.73%	1.74%		1.83%		1.87%		1.70	% ††
Portfolio turnover rate	137%	166%		314%		149%		115%
Net assets at end of period (in 000’s)	$2,427	$3,382		$3,985		$2,989		$1,651

**	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

46	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended November 30,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$19.93	$20.32	$18.53	$23.02	$22.56

Net investment income (loss) (a)	(0.37)	(0.37)	(0.16)	(0.15)	(0.16)
Net realized and unrealized gain (loss) on investments	(1.85)	0.54	2.51	(3.78)	1.18

Total from investment operations	(2.22)	0.17	2.35	(3.93)	1.02

Less distributions:
From net investment income	—	—	—	(0.03)	(0.03)
From return of capital	(0.56)	(0.56)	(0.56)	(0.53)	(0.53)

Total dividends and distributions	(0.56)	(0.56)	(0.56)	(0.56)	(0.56)

Redemption fees retained (a)(b)	—	—	—	—	0.00 ‡

Net asset value at end of year	$17.15	$19.93	$20.32	$18.53	$23.02

Total investment return (c)	(11.53%)	0.98%	13.28%	(17.28%)	4.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.85%)	(1.92%)	(0.93%)	(0.72%)	(0.65%)
Net expenses	2.47%	2.49%	2.55%	2.56%	2.52%
Expenses (before waiver/reimbursement)	2.48%	2.49%	2.58%	2.60%	2.53%
Portfolio turnover rate	137%	166%	314%	149%	115%
Net assets at end of year (in 000’s)	$11,174	$17,216	$26,223	$35,398	$47,022

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended November 30,

Class I	2018		2017	2016	2015	2014

Net asset value at beginning of period	$20.98		$21.13	$19.02	$23.36	$22.66

Net investment income (loss) (a)	(0.16)		(0.16)	0.02	0.07	0.09

Net realized and unrealized gain (loss) on investments	(1.97)		0.57	2.65	(3.85)	1.17

Total from investment operations	(2.13)		0.41	2.67	(3.78)	1.26

Less distributions:

From net investment income	—		—	—	(0.03)	(0.03)

From return of capital	(0.56)		(0.56)	(0.56)	(0.53)	(0.53)

Total dividends and distributions	(0.56)		(0.56)	(0.56)	(0.56)	(0.56)

Redemption fees retained (a)(b)	—		—	—	—	0.00 ‡

Net asset value at end of period	$18.29		$20.98	$21.13	$19.02	$23.36

Total investment return (c)	(10.51	%)(d)	2.14%	14.64%	(16.34%)	5.41%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.73%)		(0.80%)	0.12%	0.34%	0.37%

Net expenses	1.36%		1.34%	1.40%	1.43%	1.51%

Expenses (before waiver/reimbursement)	1.37%		1.34%	1.43%	1.46%	1.52%

Portfolio turnover rate	137%		166%	314%	149%	115%

Net assets at end of period (in 000’s)	$56,953		$115,445	$148,250	$129,677	$316,002

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

48	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and Notes relate to the MainStay Cushing Energy Income Fund, MainStay Cushing MLP Premier Fund and MainStay Cushing Renaissance Advantage Fund (collectively referred to as the “MainStay Cushing Funds” and each individually referred to as a “MainStay Cushing Fund”). The MainStay Cushing Renaissance Advantage Fund is a “diversified” portfolio and the MainStay Cushing Energy Income Fund and the MainStay Cushing MLP Premier Fund are each a “non-diversified” portfolio, as each term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Each MainStay Cushing Fund is the successor to the corresponding series of The Cushing® Funds Trust (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”), for which Cushing® Asset Management, LP, a Texas limited partnership and the MainStay Cushing Funds’ Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the MainStay Cushing Funds reflect the historical results of the Predecessor Funds prior to their reorganization on July 11, 2014. Upon the completion of the reorganizations, Class A, Class C and Class I shares of each MainStay Cushing Fund assumed the performance, financial and other information of the Predecessor Funds. All information and references to periods prior to July 11, 2014 refer to the Predecessor Funds.

The MainStay Cushing Energy Income Fund currently has six classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on July 2, 2012. Investor Class shares commenced operations on July 11, 2014. Class T shares of the Fund were registered for sale as of February 28, 2017. Class R6 shares of the Fund were registered for sale effective as of March 31, 2017. As of November 30, 2018, Class R6 and Class T shares were not yet offered for sale. The Fund’s investment objective is to seek current income and capital appreciation.

The MainStay Cushing MLP Premier Fund currently has six classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on October 20, 2010. Investor Class shares commenced operations on July 11, 2014. Class T shares of the Fund were registered for sale as of February 28, 2017. Class R6 shares of the Fund were registered for sale effective as of March 31, 2017. As of November 30, 2018, Class R6 and Class T shares were not yet offered for sale. The Fund’s investment objective is to seek current income and capital appreciation. In seeking current income, the Fund intends to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes.

The MainStay Cushing Renaissance Advantage Fund currently has six classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on April 2, 2013. Investor Class shares commenced operations on July 11, 2014. Class T shares of the Fund were registered for sale as of February 28, 2017. Class R6 shares of the Fund were registered for sale effective as of March 31,

2017. As of November 30, 2018, Class R6 and Class T shares were not yet offered for sale. The Fund’s investment objective is to seek total return.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of a MainStay Cushing Fund may be converted to one or more other share classes of the MainStay Cushing Fund as disclosed in the capital share transactions within these notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that, under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

Note 2–Significant Accounting Policies

The MainStay Cushing Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The MainStay Cushing Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the MainStay Cushing Funds are open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of each MainStay Cushing

49

Notes to Financial Statements (continued)

Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the MainStay Cushing Funds’ assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor, or the MainStay Cushing Funds’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price a MainStay Cushing Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each MainStay Cushing Fund. Unobservable inputs reflect each MainStay Cushing Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each MainStay Cushing Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of November 30, 2018, the aggregate value by input level of each MainStay Cushing Fund’s assets and liabilities is included at the end of each MainStay Cushing Fund’s Portfolio of Investments.

The MainStay Cushing Funds may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark Yields	• Reported Trades
• Broker/Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Comparable bonds

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the MainStay Cushing Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The MainStay Cushing Funds may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the MainStay Cushing Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the MainStay Cushing Funds’ valuation procedures are designed to value a security at the price a MainStay Cushing Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a MainStay Cushing Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable

50	MainStay Cushing Funds

market price were readily available. For the year ended November 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of November 30, 2018, the MainStay Cushing Funds did not hold any securities that were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. The securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a MainStay Cushing Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a MainStay Cushing Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that a MainStay Cushing Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a MainStay Cushing Fund. Under the supervision of the Board, the Manager or Subadvisor determine the liquidity of a MainStay Cushing Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of each MainStay Cushing Fund’s investments, as shown in their respective Portfolio of Investments, was determined as of November 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of November 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the applicable MainStay Cushing Fund’s Portfolio of Investments.

(B)  Income Taxes.  The MainStay Cushing Energy Income Fund invests its assets in a portfolio of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal. The MainStay Cushing Energy Income Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Consistent with that intention, the MainStay Cushing Energy Income Fund intends to invest no more than 25% of its total assets in securities of energy MLPs.

The MainStay Cushing Energy Income Fund also intends to comply with the requirements of the Internal Revenue Code applicable to RICs, and to distribute all of its taxable income to its shareholders within allowable time limits. Since the MainStay Cushing Energy Income Fund has elected to be subject to tax as a RIC, effective with its fiscal and taxable year ended November 30, 2016, no federal, state and local income tax provisions are required.

51

Notes to Financial Statements (continued)

The MainStay Cushing MLP Premier Fund is taxed as a C-corporation and is subject to federal and state income tax on its taxable income. As of November 30, 2018, the federal income tax rate in effect for a corporation is 21%. For its taxable years ending on or before November 30, 2018, MainStay Cushing MLP Premier Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax liability exceeds its regular federal income tax liability.

The MainStay Cushing MLP Premier Fund invests a majority of its assets in the equity securities of master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, The MainStay Cushing MLP Premier Fund includes its allocable share of each MLP’s taxable income in computing its own taxable income.

The MainStay Cushing MLP Premier Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A deferred income tax liability balance will be accrued at the effective federal corporate income tax rate (at 35% through December 22, 2017 and remeasured to 21% thereafter ) plus an estimated state and local income tax rate for any future tax liability associated capital appreciation of MLP investments and distributions received on MLP investments considered to be a return of capital as well as for any net operating income or gains. A deferred income tax asset balance may also be accrued, which reflects an estimate of future tax benefits associated with net operating losses and/or unrealized losses. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of any deferred income tax asset will not be realized. The factors considered in assessing whether a valuation allowance is recognized include the nature, frequency and magnitude of current and cumulative losses, the duration of the statutory carryforward periods as well as the associated risks that operating and capital loss carryforwards may expire unused. As new information becomes available, the MainStay Cushing MLP Premier Fund may periodically modify its estimates and assumptions regarding its deferred income tax liability or deferred income tax asset balances.

The MainStay Cushing Renaissance Advantage Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to RICs and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state, and local income tax provisions are required.

Management evaluates each MainStay Cushing Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the MainStay Cushing Funds’ tax positions taken on federal, state and local income tax returns for all open tax years. Management has concluded that no provisions for federal, state and local income tax are required in the

MainStay Cushing Energy Income Fund and the MainStay Cushing Renaissance Advantage Fund’s financial statements. Management has concluded that provisions for federal, state and local income tax are required to be included in the financial statements for the MainStay Cushing MLP Premier Fund which is taxed as a corporation and is subject to federal and state income tax on its taxable income. The MainStay Cushing Funds’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service (“IRS”) and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Cushing Energy Income Fund and the MainStay Cushing Renaissance Advantage Fund intend to declare and pay distributions from net investment income quarterly and from net capital gains, if any, annually. The MainStay Cushing MLP Premier Fund intends to declare and pay distributions, if any, at least monthly. On a book basis, all realized capital gains net of applicable taxes will be retained by the MainStay Cushing MLP Premier Fund. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective MainStay Cushing Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

The actual tax characterization of the distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

(E)  Security Transactions and Investment Income.  The MainStay Cushing Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, interest income is accrued as earned, and discounts and premiums are accreted and amortized, respectively. Income from payment-in-kind securities is accreted daily based on the effective interest method of accrual. Distributions from

52	MainStay Cushing Funds

MLPs are generally recorded based on the characterization reported on the MainStay Cushing Fund’s IRS Form 1065, Schedule K-1, received from each MLP. The MainStay Cushing Funds record their pro rata share of the income and deductions, and capital gains and losses allocated from each MLP, as well as adjusting the cost basis of each MLP accordingly.

Distributions received from each of the MainStay Cushing Fund’s investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts and MLPs. The MainStay Cushing Funds record investment income on the ex-date of the distributions. For financial statement purposes, the MainStay Cushing Funds use return of capital and income estimates to allocate the dividend income received. Each MainStay Cushing Fund estimates approximately 100% of the distributions received from MLPs to be from return of capital. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the MainStay Cushing Funds’ fiscal year end.

Each MainStay Cushing Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statements of Operations. Investment income and realized and unrealized gains and losses on investments of the MainStay Cushing Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual MainStay Cushing Funds in proportion to the net assets of the respective MainStay Cushing Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the MainStay Cushing Funds, including those of related parties to the MainStay Cushing Funds, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Concentration of Risk.  The MainStay Cushing Energy Income Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal. Under normal market conditions, the MainStay Cushing MLP Premier Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLPs and MLP-related investments. Under normal market conditions, the MainStay Cushing Renaissance Advantage Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry. Therefore the MainStay Cushing Funds may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the MainStay Cushing Funds, and the performance of such sectors may lag behind the broader market as a whole.

The MainStay Cushing Funds are also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the MainStay Cushing Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The MainStay Cushing Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the MainStay Cushing Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the MainStay Cushing Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the MainStay Cushing Funds’ Manager, pursuant to an Amended and Restated Management Agreement, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the MainStay Cushing Funds. Except for the portion of salaries and expenses that are the responsibility of the MainStay Cushing Funds, the Manager pays the salaries and expenses of all personnel affiliated with the MainStay Cushing Funds and certain operational expenses of the MainStay Cushing Funds. The

53

Notes to Financial Statements (continued)

MainStay Cushing Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the MainStay Cushing Funds. Cushing® Asset Management, LP (“Cushing® Asset Management” or the “Subadvisor”), a registered investment adviser and a wholly-owned investment advisory subsidiary of Swank Capital, serves as Subadvisor to the MainStay Cushing Funds and is responsible for the day-to-day portfolio management of the MainStay Cushing Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing® Asset Management LP, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the MainStay Cushing Energy Income Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.95% of the Fund’s average daily net assets.

Under the Management Agreement, the MainStay Cushing MLP Premier Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.10% up to $3 billion and 1.05% over $3 billion.

Under the Management Agreement, the MainStay Cushing Renaissance Advantage Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.10% up to $500 million and 1.05% over $500 million. Prior to March 31, 2018, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.20% up to $500 million and 1.15% over $500 million.

MainStay Cushing Energy Income Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay Cushing Energy Income Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, deferred income tax expenses, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 1.45% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until March 31, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

MainStay Cushing MLP Premier Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay Cushing MLP Premier Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until March 31, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

MainStay Cushing Renaissance Advantage Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay Cushing Renaissance Advantage Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 1.61% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until March 31, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

For the year ended November 30, 2018, New York Life Investments earned fees from the MainStay Cushing Funds and waived its fees and/or reimbursed expenses as follows:

	Fees Earned	Fees Waived/ Reimbursed

MainStay Cushing Energy Income Fund	$454,637	$113,161
MainStay Cushing MLP Premier Fund	15,035,623	—
MainStay Cushing Renaissance Advantage Fund	1,398,646	13,281

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides sub-administration and sub-accounting services to the MainStay Cushing Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the MainStay Cushing Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the MainStay Cushing Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the MainStay Cushing Funds’ administrative operations. For providing these services to the MainStay Cushing Funds, Fund Services is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the MainStay Cushing Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The MainStay Cushing Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares, at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

54	MainStay Cushing Funds

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the MainStay Cushing Funds’ shares and service activities.

(C)  Sales Charges.  The MainStay Cushing Funds were advised by the Distributor that the amounts of initial sales charges retained on sales of Class A and Investor Class shares for the year ended November 30, 2018, were as follows:

MainStay Cushing Energy Income Fund

Class A	$4,851
Investor Class	625

MainStay Cushing MLP Premier Fund

Class A	$227,336
Investor Class	2,404

MainStay Cushing Renaissance Advantage Fund

Class A	$5,941
Investor Class	1,699

The MainStay Cushing Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares, for the year ended November 30, 2018, were as follows:

MainStay Cushing Energy Income Fund

Class A	$3,595
Class C	204

MainStay Cushing MLP Premier Fund

Class A	$7,220
Class C	51,115

MainStay Cushing Renaissance Advantage Fund

Class A	$1,205
Class C	869

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the MainStay Cushing Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc. pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the MainStay Cushing Funds’ share classes for the year ended November 30, 2018, were as follows:

MainStay Cushing Energy Income Fund

Class A	$47,336
Investor Class	8,447
Class C	37,130
Class I	12,319

MainStay Cushing MLP Premier Fund

Class A	$263,745
Investor Class	3,102
Class C	493,562
Class I	576,135

MainStay Cushing Renaissance Advantage Fund

Class A	$23,527
Investor Class	6,223
Class C	31,791
Class I	74,184

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Cushing Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

MainStay Cushing Energy Income Fund

As of November 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$39,221,050	$4,710,605	$(6,382,764)	$(1,672,159)

As of November 30, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$(235,385,925)	$(1,672,203)	$(237,058,128)

The difference between book basis and tax basis unrealized depreciation is primarily due to partnership adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of November 30, 2018 were not affected. These reclassifications are primarily due to the expiration of capital loss carryforwards.

Total Distributable Earnings (loss)	Additional Paid-In Capital

$1,374,863	$(1,374,863)

55

Notes to Financial Statements (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning with November 30, 2016 (the Fund’s initial year electing to be taxed as a Regulated Investment Company) for an unlimited period. However, any losses incurred during future years will be required to be utilized prior to the losses incurred in its previous tax years when it was taxed as a C-Corporation. As a result of this ordering rule, prior year capital loss carryforwards subject to expiration may be more likely to expire unused. Additionally, future capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of November 30, 2018, for federal income tax purposes, capital loss carryforwards of $235,385,925 were available as shown in the table below, to the extent provided by the Internal Revenue Code, to offset future realized capital gains through the years indicated:

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2019	$3,091	$—
2020	117,036	—
Unlimited	53,768	61,491
Total	$173,895	$61,491

The Fund had $1,371,868 of capital loss carryforwards that expired during the year ended November 30, 2018.

MainStay Cushing MLP Premier Fund

As of November 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,160,648,437	$213,652,552	$(40,423,889)	$173,228,663

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the MainStay Cushing MLP Premier Fund deferred tax assets as of November 30, 2018, are as follows:

MainStay Cushing MLP Premier Fund

Deferred tax assets
Federal net operating loss carryforward	$41,891,163
State net operating loss carryforward	6,054,031
Capital loss carryforward	80,478,955
Total deferred tax assets	128,424,149

Less deferred tax liabilities
Net unrealized appreciation on investment in securities	48,311,443

Net deferred tax asset (liability) before valuation allowance
Less: valuation allowance	80,112,706
Total net deferred tax asset (liability)	$—

The MainStay Cushing MLP Premier Fund periodically reviews the recoverability of its deferred tax asset, if any, based on the weight of available evidence. When assessing the recoverability of the MainStay Cushing MLP Premier Fund’s deferred tax asset, significant weight is given to the effects of potential future realized and unrealized gains on investments, and the period over which this deferred tax asset can be realized. Unexpected significant decreases in cash distributions from the MainStay Cushing MLP Premier Fund’s MLP investments or significant declines in the fair value of its investments may change the MainStay Cushing MLP Premier Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. The MainStay Cushing MLP Premier Fund will continue to assess the need to record a valuation allowance in the future. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the MainStay Cushing MLP Premier Fund’s net asset value and results of operations in the period it is recovered.

The Tax Cuts and Jobs Act of 2017 was signed on December 22, 2017 reducing the federal corporate income tax rate from 35% to 21% and repealing the corporate alternative minimum tax. As a result, the Fund’s net deferred tax asset balance on December 22, 2017 was reduced which continues to be offset by a full valuation allowance. The re-measurement of the deferred tax asset is a one time adjustment and due to the full valuation allowance, the reduction in the federal corporate income tax rate had no impact on the Fund’s net asset value per share. If the Fund’s deferred tax asset were to change to a deferred tax liability the liability would be reflected at the newly enacted corporate tax rate of 21% plus an estimated state and local income tax rate.

The MainStay Cushing MLP Premier Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio and to estimate its associated deferred tax benefit (liability). Such estimates are made in good faith. From time to time, as new information becomes available, the MainStay Cushing MLP Premier Fund will modify its estimates or assumptions regarding its tax benefit (liability).

The MainStay Cushing MLP Premier Fund’s net operating loss carryforward and capital loss carryforward are available to offset its future taxable income. For C-corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Capital losses of C-corporations may be carried forward for five years and, accordingly, would begin to expire as of November 30, 2020. Net operating losses of C-corporations prior to The Tax Cuts and Jobs Act of 2017 can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2030. Any NOLs arising in tax years ending after December 31, 2017 will have an indefinite carryforward period. Further, as the MainStay Cushing MLP Premier Fund is a fiscal year taxpayer, the 80% limitation on the use of Federal NOLs will begin to apply for Federal NOLs created in the tax year ended November 30, 2019. The MainStay Cushing MLP Premier Fund has state NOLs that begin to expire in 2020. The MainStay Cushing MLP Premier Fund has

56	MainStay Cushing Funds

the following net operating loss carryover and capital loss carryover amounts:

MainStay Cushing MLP Premier Fund
Fiscal Year Ended Net Operating Loss	Amount	Expiration

November 30, 2010	$3,330	November 30, 2030

November 30, 2011	541,249	November 30, 2031

November 30, 2012	9,226,669	November 30, 2032

November 30, 2013	22,865,115	November 30, 2033

November 30, 2014	29,334,750	November 30, 2034

November 30, 2015	51,787,077	November 30, 2035

November 30, 2016	21,362,379	November 30, 2036

November 30, 2017	56,386,418	November 30, 2037

November 30, 2018	7,974,741	Indefinite

Total	$199,481,728

Fiscal Year Ended Capital Loss	Amount	Expiration

November 30, 2015	$25,964,424	November 30, 2020

November 30, 2016	308,877,920	November 30, 2021

Total	$334,842,344

The MainStay Cushing MLP Premier Fund’s total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2018, as follows:

MainStay Cushing MLP Premier Fund

Income tax provision (benefit) at the federal statutory rate of 21%	$3,075,300
State income tax (benefit), net of federal benefit	444,436
Permanent differences, net	(299,470)
Change in federal/state rate due to Tax Reform	50,376,994
Change in valuation allowance due to Tax Reform	(50,376,994)
Change in valuation allowance from Current Activity	(3,220,266)

Total tax expense (benefit)	$—

MainStay Cushing Renaissance Advantage Fund

As of November 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$94,884,298	$6,010,237	$(11,017,917)	$(5,007,680)

As of November 30, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$(55,682,889)	$(3,144,319)	$(5,007,680)	$(63,834,888)

The difference between book basis and tax basis unrealized depreciation is primarily due to wash sale and partnership adjustments. Other temporary differences are due to a late year loss deferral.

The following table discloses the current year reclassifications total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of November 30, 2018 were not affected. These reclassifications are primarily due to net operating loss.

Total Distributable Earnings (loss)	Additional Paid-In Capital

$1,839,554	$(1,839,554)

As of November 30, 2018, for federal income tax purposes, capital loss carryforwards of $55,682,889 were available as shown in the table below, to the extent provided by the Internal Revenue Code, to offset future realized capital gains through the years indicated.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$51,903	$3,780

The tax character of distributions paid by the MainStay Cushing Funds during the years ended November 30, 2017 and November 30, 2018 shown in the Statements of Changes in Net Assets was as follows:

	2018			2017
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Return of Capital	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Return of Capital	Total

MainStay Cushing Energy Income Fund	$906,116	$1,323,772	$2,229,888	$—	$3,164,934	$3,164,934
MainStay Cushing MLP Premier Fund	—	157,786,614	157,786,614	—	141,868,464	141,868,464
MainStay Cushing Renaissance Advantage Fund	—	3,192,276	3,192,276	—	5,730,182	5,730,182

57

Notes to Financial Statements (continued)

Note 5–Custodian

U.S. Bank, N.A. is the custodian of cash and securities held by the MainStay Cushing Funds. Custodial fees are charged to the MainStay Cushing Funds based on the MainStay Cushing Fund’s net assets and/or the market value of securities held by the MainStay Cushing Funds and the number of certain cash transactions incurred by the MainStay Cushing Funds.

Note 6–Line of Credit

The MainStay Cushing Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among each MainStay Cushing Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on July 30, 2019, although the MainStay Cushing Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended November 30, 2018, there were no borrowings made or outstanding with respect to the MainStay Cushing Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the MainStay Cushing Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the MainStay Cushing Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended November 30, 2018, there were no interfund loans made or outstanding with respect to the MainStay Cushing Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

For the year ended November 30, 2018, purchases and sales of securities, other than short-term securities, were as follows:

	Purchases	Sales
MainStay Cushing Energy Income Fund	$15,015	$29,128
MainStay Cushing MLP Premier Fund	771,772	650,603
MainStay Cushing Renaissance Advantage Fund	166,779	230,843

Note 9–Capital Share Transactions

MainStay Cushing Energy Income Fund

Class A	Shares	Amount
Year ended November 30, 2018:
Shares sold	317,858	$1,427,849
Shares issued to shareholders in reinvestment of dividends and distributions	273,141	1,258,545
Shares redeemed	(2,371,474)	(10,609,363)

Net increase (decrease) in shares before conversion	(1,780,475)	(7,922,969)
Shares converted into Class A (See Note 1)	76,892	345,711
Shares converted from Class A (See Note 1)	(9,527)	(42,068)

Net increase (decrease)	(1,713,110)	$(7,619,326)

Year ended November 30, 2017:
Shares sold	1,037,493	$4,732,810
Shares issued to shareholders in reinvestment of dividends and distributions	349,460	1,540,552
Shares redeemed	(2,974,724)	(13,106,880)

Net increase (decrease) in shares before conversion	(1,587,771)	(6,833,518)
Shares converted into Class A (See Note 1)	184,594	824,655
Shares converted from Class A (See Note 1)	(702,050)	(3,361,751)

Net increase (decrease)	(2,105,227)	$(9,370,614)

Investor Class	Shares	Amount

Year ended November 30, 2018:
Shares sold	31,136	$140,622
Shares issued to shareholders in reinvestment of dividends and distributions	25,002	114,760
Shares redeemed	(118,888)	(534,326)

Net increase (decrease) in shares before conversion	(62,750)	(278,944)
Shares converted into Investor Class (See Note 1)	9,555	42,068
Shares converted from Investor Class (See Note 1)	(77,193)	(345,711)

Net increase (decrease)	(130,388)	$(582,587)

Year ended November 30, 2017:
Shares sold	176,502	$798,145
Shares issued to shareholders in reinvestment of dividends and distributions	30,822	135,211
Shares redeemed	(155,722)	(673,887)

Net increase (decrease) in shares before conversion	51,602	259,469
Shares converted into Investor Class (See Note 1)	24,333	108,640
Shares converted from Investor Class (See Note 1)	(185,197)	(824,655)

Net increase (decrease)	(109,262)	$(456,546)

58	MainStay Cushing Funds

Class C	Shares	Amount

Year ended November 30, 2018:
Shares sold	199,695	$847,854
Shares issued to shareholders in reinvestment of dividends and distributions	103,656	458,596
Shares redeemed	(1,041,987)	(4,518,937)

Net increase (decrease)	(738,636)	$(3,212,487)

Year ended November 30, 2017:
Shares sold	246,252	$1,070,937
Shares issued to shareholders in reinvestment of dividends and distributions	135,284	574,625
Shares redeemed	(1,599,124)	(6,787,091)

Net increase (decrease)	(1,217,588)	$(5,141,529)

Class I	Shares	Amount
Year ended November 30, 2018:
Shares sold	413,811	$1,874,705
Shares issued to shareholders in reinvestment of dividends and distributions	72,285	336,972
Shares redeemed	(1,679,563)	(7,697,784)

Net increase (decrease)	(1,193,467)	$(5,486,107)

Year ended November 30, 2017:
Shares sold	1,713,307	$7,417,266
Shares issued to shareholders in reinvestment of dividends and distributions	161,927	722,803
Shares redeemed	(3,846,501)	(16,698,338)

Net increase (decrease) in shares before conversion	(1,971,267)	(8,558,269)
Shares converted into Class I (See Note 1)	669,435	3,253,111

Net increase (decrease)	(1,301,832)	$(5,305,158)

MainStay Cushing MLP Premier Fund
Class A	Shares	Amount
Year ended November 30, 2018:
Shares sold	9,464,495	$112,910,979
Shares issued to shareholders in reinvestment of dividends and distributions	2,755,086	32,018,777
Shares redeemed	(8,727,644)	(103,054,310)

Net increase (decrease) in shares before conversion	3,491,937	41,875,446
Shares converted into Class A (See Note 1)	142,515	1,697,297
Shares converted from Class A (See Note 1)	(33,565)	(383,629)

Net increase (decrease)	3,600,887	$43,189,114

Year ended November 30, 2017:
Shares sold	8,012,932	$109,984,409
Shares issued to shareholders in reinvestment of dividends and distributions	2,158,456	28,900,951
Shares redeemed	(8,731,606)	(118,506,402)

Net increase (decrease) in shares before conversion	1,439,782	20,378,958
Shares converted into Class A (See Note 1)	64,367	846,886
Shares converted from Class A (See Note 1)	(4,508,337)	(70,117,304)

Net increase (decrease)	(3,004,188)	$(48,891,460)

Investor Class	Shares	Amount
Year ended November 30, 2018:
Shares sold	64,915	$772,734
Shares issued to shareholders in reinvestment of dividends and distributions	25,691	298,831
Shares redeemed	(42,332)	(500,791)

Net increase (decrease) in shares before conversion	48,274	570,774
Shares converted into Investor Class (See Note 1)	18,185	198,590
Shares converted from Investor Class (See Note 1)	(48,046)	(562,959)

Net increase (decrease)	18,413	$206,405

Year ended November 30, 2017:
Shares sold	65,083	$933,271
Shares issued to shareholders in reinvestment of dividends and distributions	22,437	300,988
Shares redeemed	(36,539)	(484,281)

Net increase (decrease) in shares before conversion	50,981	749,978
Shares converted into Investor Class (See Note 1)	8,957	120,081
Shares converted from Investor Class (See Note 1)	(60,602)	(790,573)

Net increase (decrease)	(664)	$79,486

Class C	Shares	Amount
Year ended November 30, 2018:
Shares sold	8,349,085	$92,347,339
Shares issued to shareholders in reinvestment of dividends and distributions	4,991,445	53,323,283
Shares redeemed	(13,288,958)	(144,336,678)

Net increase (decrease) in shares before conversion	51,572	1,333,944
Shares converted into Class C (See Note 1)	1,618	17,620
Shares converted from Class C (See Note 1)	(48,459)	(558,792)

Net increase (decrease)	4,731	$792,772

Year ended November 30, 2017:
Shares sold	8,671,438	$112,096,364
Shares issued to shareholders in reinvestment of dividends and distributions	4,285,275	53,517,440
Shares redeemed	(12,491,466)	(155,557,248)

Net increase (decrease) in shares before conversion	465,247	10,056,556
Shares converted from Class C (See Note 1)	(40,158)	(498,395)

Net increase (decrease)	425,089	$9,558,161

59

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended November 30, 2018:
Shares sold	33,983,472	$412,401,244
Shares issued to shareholders in reinvestment of dividends and distributions	5,884,972	70,189,317
Shares redeemed	(24,038,261)	(290,707,835)

Net increase (decrease) in shares before conversion	15,830,183	191,882,726
Shares converted into Class I (See Note 1)	58,150	743,831
Shares converted from Class I (See Note 1)	(93,314)	(1,151,958)

Net increase (decrease)	15,795,019	$191,474,599

Year ended November 30, 2017:
Shares sold	22,090,718	$301,743,454
Shares issued to shareholders in reinvestment of dividends and distributions	3,931,809	53,528,446
Shares redeemed	(19,257,766)	(259,062,662)

Net increase (decrease) in shares before conversion	6,764,761	96,209,238
Shares converted into Class I (See Note 1)	4,441,808	70,439,305

Net increase (decrease)	11,206,569	$166,648,543

MainStay Cushing Renaissance Advantage Fund
Class A	Shares	Amount
Year ended November 30, 2018:
Shares sold	224,700	$4,872,353
Shares issued to shareholders in reinvestment of dividends and distributions	30,822	651,908
Shares redeemed	(510,639)	(10,825,751)

Net increase (decrease) in shares before conversion	(255,117)	(5,301,490)
Shares converted into Class A (See Note 1)	28,844	616,036
Shares converted from Class A (See Note 1)	(3,391)	(70,804)

Net increase (decrease)	(229,664)	$(4,756,258)

Year ended November 30, 2017:
Shares sold	334,282	$6,985,046
Shares issued to shareholders in reinvestment of dividends and distributions	40,883	816,119
Shares redeemed	(650,310)	(13,028,423)

Net increase (decrease) in shares before conversion	(275,145)	(5,227,258)
Shares converted into Class A (See Note 1)	50,459	1,003,977
Shares converted from Class A (See Note 1)	(306,154)	(6,777,961)

Net increase (decrease)	(530,840)	$(11,001,242)

Investor Class	Shares	Amount
Year ended November 30, 2018:
Shares sold	17,984	$378,915
Shares issued to shareholders in reinvestment of dividends and distributions	3,785	79,505
Shares redeemed	(24,577)	(514,994)

Net increase (decrease) in shares before conversion	(2,808)	(56,574)
Shares converted into Investor Class (See Note 1)	3,405	70,804
Shares converted from Investor Class (See Note 1)	(28,961)	(616,036)

Net increase (decrease)	(28,364)	$(601,806)

Year ended November 30, 2017:
Shares sold	50,820	$1,051,587
Shares issued to shareholders in reinvestment of dividends and distributions	5,296	104,837
Shares redeemed	(37,873)	(737,827)

Net increase (decrease) in shares before conversion	18,243	418,597
Shares converted into Investor Class (See Note 1)	5,313	105,491
Shares converted from Investor Class (See Note 1)	(50,607)	(1,003,977)

Net increase (decrease)	(27,051)	$(479,889)

Class C	Shares	Amount
Year ended November 30, 2018:
Shares sold	140,151	$2,906,622
Shares issued to shareholders in reinvestment of dividends and distributions	19,936	403,263
Shares redeemed	(372,360)	(7,538,711)

Net increase (decrease)	(212,273)	$(4,228,826)

Year ended November 30, 2017:
Shares sold	142,722	$2,880,144
Shares issued to shareholders in reinvestment of dividends and distributions	28,525	548,599
Shares redeemed	(597,808)	(11,392,573)

Net increase (decrease)	(426,561)	$(7,963,830)

Class I	Shares	Amount
Year ended November 30, 2018:
Shares sold	611,218	$13,103,931
Shares issued to shareholders in reinvestment of dividends and distributions	90,569	1,940,536
Shares redeemed	(3,088,888)	(67,124,225)

Net increase (decrease) in shares before conversion	(2,387,101)	(52,079,758)

Net increase (decrease)	(2,387,101)	$(52,079,758)

Year ended November 30, 2017:
Shares sold	2,063,080	$42,657,161
Shares issued to shareholders in reinvestment of dividends and distributions	194,354	3,897,373
Shares redeemed	(4,070,940)	(79,774,202)

Net increase (decrease) in shares before conversion	(1,813,506)	(33,219,668)
Shares converted into Class I (See Note 1)	298,034	6,672,470

Net increase (decrease)	(1,515,472)	$(26,547,198)

60	MainStay Cushing Funds

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the MainStay Cushing Funds as of and for the year ended November 30, 2018, events and transactions subsequent to November 30, 2018, through the date the financial statements were issued have been evaluated by the MainStay Cushing Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

On January 18, 2019 the MainStay Cushing Energy Income Fund declared distributions of $0.0515, $0.0519, $0.0453 and $0.0545 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on January 17, 2019, and payable on January 18, 2019.

On December 28, 2018 the MainStay Cushing MLP Premier Fund declared a distribution payable of $0.1117 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on December 27, 2018, and payable on December 28, 2018.

On January 18, 2019 the MainStay Cushing Renaissance Advantage Fund declared a distribution payable of $0.14 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on January 17, 2019, and payable on January 18, 2019.

61

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of MainStay Cushing Energy Income Fund, MainStay Cushing MLP Premier Fund, and MainStay Cushing Renaissance Advantage Fund (each a Fund and collectively, the Funds), three of the funds constituting MainStay Funds Trust, including the portfolios of investments, as of November 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of November 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

January 25, 2019

62	MainStay Cushing Funds

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Cushing Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at nylinvestments.com/funds; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Cushing Funds are required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Cushing Funds’ most recent Form N-PX is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure (Unaudited)

Each Cushing Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Cushing Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

63

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

64	MainStay Cushing Funds

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	81	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

65

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

66	MainStay Cushing Funds

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

67

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1720364 MS355-18	MSCU11-01/19 (NYLIM) NL258

Item 2.    Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended November 30, 2018 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $211,600.

The aggregate fees billed for the fiscal year ended November 30, 2017 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $206,100.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended November 30, 2018, and (ii) $0 for the fiscal year ended November 30, 2017. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)    Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 for the fiscal year ended November 30, 2018; and (ii) $0 for the fiscal year ended November 30, 2017. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)    All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended November 30, 2018; and (ii) $0 during the fiscal year ended November 30, 2017.

(e)    Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)    All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended November 30, 2018 and November 30, 2017 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended November 30, 2018; and (ii) $0 for the fiscal year ended November 30, 2017.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended November 30, 2018 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	February 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	February 4, 2019

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	February 4, 2019

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.